UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-4946

THOMPSON PLUMB FUNDS, INC.
(Exact name of registrant as specified in charter)

918 Deming Way
Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

John W. Thompson
Chief Executive Officer and President
Thompson Plumb Funds, Inc.
918 Deming Way
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Fredrick G. Lautz, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2011

Date of reporting period: November 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

ANNUAL REPORT
NOVEMBER 30, 2011

THOMPSON PLUMB
GROWTH FUND
(THPGX)

THOMPSON PLUMB
MIDCAP FUND
(THPMX)

THOMPSON PLUMB
BOND FUND
(THOPX)

THOMPSON PLUMB FUNDS, INC.
SMART INVESTING STARTS HERE

Telephone: 1-800-999-0887
www.thompsonplumb.com

THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the Advisor or portfolio manager and the ability of the Advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 2011

CONTENTS

Page(s)
GROWTH FUND
Investment review	4-6
Schedule of investments	7-8

MIDCAP FUND
Investment review	9-11
Schedule of investments	12-13

BOND FUND
Investment review	14-16
Schedule of investments	17-27

FUND EXPENSE EXAMPLES	28

FINANCIAL STATEMENTS
Statements of assets and liabilities	29
Statements of operations	30
Statements of changes in net assets	31
Notes to financial statements	32-39
Financial highlights	40-42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43

DIRECTORS AND OFFICERS	44-45

ADDITIONAL INFORMATION	46-49

This report contains information for existing shareholders of Thompson Plumb Funds, Inc. It does not constitute an offer to sell. This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund Prospectus, which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
A Prospectus can be obtained by calling 1-800-999-0887.

Please read your Prospectus carefully.

GROWTH FUND INVESTMENT REVIEW (Unaudited)
November 30, 2011

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA
       John W. Thompson, CFA

Performance

The Growth Fund produced a total return of 3.02% for the fiscal year ended November 30, 2011, as compared to its benchmark, the S&P 500 Index, which returned 7.83%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/11
	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Growth Fund	3.02%	15.67%	-5.61%	-0.59%
S&P 500 Index	7.83%	14.13%	-0.18%	2.91%

Gross Expense Ratio as of 03/31/11 was 1.36%.*

* The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the Growth Fund through March 31, 2012 so that the annual operating expenses of the Fund do not exceed 1.40% of its average daily net assets.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

See Notes to Financial Statements.

GROWTH FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2011

Management Commentary

After roughly matching the performance of the S&P 500 from the beginning of the Fund’s fiscal year through July, the Fund underperformed for the fiscal year after global investors fled the equity markets in August and September. This retreat appears to have been caused by a combination of macroeconomic concerns, including the debate over the U.S. debt ceiling and continued worries over sovereign debt in Europe. In our view, the recency of the 2008 financial crisis exacerbated these concerns, as some investors who experienced sharp losses that “last time” sold aggressively in an effort to avoid what they perceived as a pending market calamity. The primary beneficiaries of this flight to safety were the 10- and 30-year Treasury bonds, which saw their yields decline 124 and 146 basis points, respectively, to levels well below their bottom in 2010.

In the equity market, sectors like Utilities, Consumer Staples and Telecom have, in the past, been treated as “bond substitutes” because of their higher dividend yields and more stable earnings. This means these sectors have generally performed their best in a declining interest rate environment. We had expected interest rates to remain flattish or even slightly increase over the next several years, and had deliberately underweighted these sectors while overweighting more cyclical sectors such as Technology and Industrials. The overweighted sectors, however, lagged their more defensive peers, which contributed to the Fund’s underperformance. With the unprecedented degree of stimulus by the Federal Reserve over the past several years we believe the risk of higher rates has actually increased, as that stimulus will presumably need to be withdrawn at the “right” time to avoid long-term inflationary pressures. In our opinion, the probability of a further drop in interest rates from here seems even less likely to occur. As a result, we believe that a continued underweight of the “bond substitute” sectors is even more compelling than it was before.

Whether the U.S. economy is destined for another recession is impossible to predict. Our bottom-up research on the Fund’s holdings suggests that while growth is slow, companies are not seeing the sharp declines in activity that usually coincide with the onset of a recession. This of course could change, but supports the notion that the sharp decline in equity markets since July is not a guarantee of a subsequent recession. Since 1950 there have been 12 instances when the market corrected between 12-18% downward from its high without a follow-on recession or full-blown “bear market” ensuing.1 The most recent example of such an instance was the summer dip in 2010. The market’s rally since September gives us hope that the current environment may turn out to be the 13th such instance.

Despite the uncertainty over future economic growth, we believe the market has not been waiting for clarity but rather is already pricing in a recession. Over the last 50 years the market as measured by the S&P 500 has traded at an average earnings multiple of 15x, with the lowest multiples coinciding with high interest rates in the late 1970s and early 1980s.2 With a 12 month forward P/E ratio of only 12.2x despite very low interest rates, we believe the market is already anticipating a substantial decline in earnings by discounting share price accordingly. But the profits of the S&P 500 are increasingly dependent on global growth, which per market consensus, should average 3.5-4%, instead of only U.S. growth, which will likely be slower. Margin compression associated with operating leverage usually accounts for the majority of cyclical earnings declines. To the extent companies never aggressively hired after the last recession there is less “fat” that would cause the kind of sharp drop the market seems to expect.

If we are right, as investors begin to gain clarity into the future path of macroeconomic activity and begin to rule out drastic earnings declines, the market should continue to recover. We are continuing to position for this scenario, while continuing to monitor holdings to make sure companies in which we have a position are posting solid earnings growth results. We believe this will lead to continued stock price appreciation and solid relative performance over the next fiscal year.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.

Please refer to the Schedule of Investments on page 7 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year.

P/E Ratio is a valuation ratio of a company’s current share price compared to its per-share earnings. Divide market value of a share by the earnings per share.

Forward P/E is a price/earnings ratio, using earnings estimates for the next four quarters.
____________________

1 Source: The Leuthold Group. A “bear market” is defined as a decline of 20% or more from a prior market peak.
2 Source: Bloomberg

See Notes to Financial Statements.

GROWTH FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2011

Top 10 Equity Holdings at 11/30/11
		% of Fund’s
Company	Industry	Net Assets
Exxon Mobil Corp.	Oil & Gas Producers	3.62%
Microsoft Corp.	Software & Computer Services	2.86%
General Electric Co.	General Industrials	2.22%
Medco Health Solutions, Inc.	Health Care Equipment & Services	2.08%
Intel Corp.	Technology Hardware & Equipment	2.07%
Chevron Corp.	Oil & Gas Producers	2.05%
Cisco Systems, Inc.	Technology Hardware & Equipment	2.02%
Qualcomm, Inc.	Technology Hardware & Equipment	2.01%
JPMorgan Chase & Co.	Banks	1.93%
Walgreen Co.	Food & Drug Retailers	1.90%

As of November 30, 2011, 99.9% of the Fund’s net assets were in equity, cash and short-term instruments.

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS
November 30, 2011

	Shares	Value
COMMON STOCKS - 99.9%
Consumer Discretionary - 11.2%
Automobiles & Parts - 1.6%
Johnson Controls, Inc.	34,300	$1,079,764
LKQ Corp. (a)	18,525	565,568
		1,645,332
General Retailers - 4.2%
Bed Bath & Beyond Inc. (a)	12,525	757,888
Best Buy Co., Inc.	58,390	1,581,785
Kohl’s Corp.	14,460	777,948
Target Corp.	24,510	1,291,677
		4,409,298
Household Products - 1.3%
D.R. Horton, Inc.	49,650	591,332
Jarden Corp.	26,590	828,013
		1,419,345
Leisure Goods - 0.6%
Brunswick Corp.	32,750	609,805

Media - 2.8%
The Walt Disney Co.	30,050	1,077,292
Time Warner Inc.	30,400	1,058,528
Viacom Inc. Class B	17,200	769,872
		2,905,692
Personal Goods - 0.7%
Hanesbrands, Inc. (a)	28,750	708,113

Consumer Staples - 6.0%
Beverages - 1.2%
PepsiCo, Inc.	19,500	1,248,000

Food & Drug Retailers - 3.9%
Sysco Corp.	27,245	777,572
Walgreen Co.	58,775	1,981,893
Wal-Mart Stores, Inc.	21,775	1,282,547
		4,042,012
Household Goods &
Home Construction - 0.9%
The Procter & Gamble Co.	14,550	939,494

Energy - 15.0%
Oil & Gas Producers - 10.1%
Anadarko Petroleum Corp.	13,860	1,126,402
Chevron Corp.	20,795	2,138,142
Devon Energy Corp.	11,000	720,060
Exxon Mobil Corp.	46,795	3,764,190
Forest Oil Corp. (a)	72,400	1,161,296
Hess Corp.	26,270	1,581,979
		10,492,069
Oil Equipment, Services &
Distribution - 4.9%
Helmerich & Payne, Inc.	14,075	801,712
Schlumberger Ltd.	21,969	1,654,925
Seadrill Ltd.	32,715	1,141,099
Weatherford International Ltd. (a)	102,275	1,550,489
		5,148,225
Financials - 16.2%
Banks - 8.6%
Associated Banc-Corp	119,340	1,241,136
Bank of America Corp.	343,400	1,868,096
Citigroup Inc.	46,350	1,273,698
First Horizon National Corp.	151,710	1,168,167
JPMorgan Chase & Co.	65,000	2,013,050
PNC Financial Services Group, Inc.	16,330	885,249
Zions Bancorporation	31,900	513,271
		8,962,667
Financial Services - 5.4%
American Express Co.	16,450	790,258
Discover Financial Services	42,795	1,019,377
MSCI Inc. Class A (a)	32,500	1,096,875
Northern Trust Corp.	34,220	1,287,699
State Street Corp.	35,225	1,396,671
		5,590,880
Insurance - 1.0%
Aflac, Inc.	25,160	1,092,950

Real Estate Investment
Trusts - 1.2%
DiamondRock Hospitality Co.	67,000	588,260
Host Hotels & Resorts Inc.	44,100	624,015
		1,212,275

Health Care - 11.5%
Health Care Equipment &
Services - 7.6%
Baxter International Inc.	13,150	679,329
Henry Schein, Inc. (a)	11,965	769,828
Medco Health Solutions, Inc. (a)	38,230	2,166,494
Medtronic, Inc.	22,450	817,854
Patterson Cos., Inc.	26,505	799,656
ResMed Inc. (a)	17,050	444,153
St. Jude Medical, Inc.	38,565	1,482,439
Zimmer Holdings, Inc. (a)	14,195	717,557
		7,877,310
Health Care Services - 1.1%
McKesson Corp.	13,575	1,103,783

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2011

	Shares	Value
COMMON STOCKS (continued)
Health Care (continued)
Pharmaceuticals &
Biotechnology - 2.8%
Amgen Inc.	13,590	$786,997
Johnson & Johnson	22,610	1,463,319
Novartis AG ADR	13,050	706,266
		2,956,582
Industrials - 15.2%
Aerospace & Defense - 0.7%
Lockheed Martin Corp.	10,050	785,408

Construction & Materials - 1.4%
Masco Corp.	151,975	1,455,920

Electronic & Electrical
Equipment - 1.1%
Emerson Electric Co.	21,500	1,123,375

General Industrials - 3.7%
General Electric Co.	145,250	2,310,927
3M Co.	19,320	1,565,693
		3,876,620
Industrial Engineering - 4.1%
ABB Ltd. ADR	77,675	1,473,495
Illinois Tool Works Inc.	22,875	1,039,440
Ingersoll-Rand PLC	17,000	563,040
Rockwell Automation, Inc.	15,225	1,142,332
		4,218,307
Industrial Transportation - 1.5%
FedEx Corp.	19,425	1,613,829

Support Services - 2.7%
EnergySolutions (a)	374,125	1,182,235
Mobile Mini, Inc. (a)	42,775	771,233
W.W. Grainger, Inc.	4,335	810,212
		2,763,680

Information Technology - 23.4%
Computer Programs - 1.3%
Electronic Arts Inc. (a)	32,660	757,385
Take-Two Interactive
Software, Inc. (a)	40,175	560,441
		1,317,826
Internet Programs &
Services - 1.1%
eBay Inc. (a)	38,555	1,140,842

IT Services - 1.8%
Alliance Data Systems Corp. (a)	7,850	803,919
Visa Inc. Class A	10,745	1,041,943
		1,845,862
Software & Computer
Services - 5.4%
Adobe Systems Inc. (a)	46,625	1,278,457
Google Inc. Class A (a)	2,260	1,354,621
Microsoft Corp.	116,251	2,973,701
		5,606,779
Technology Hardware &
Equipment - 13.8%
Altera Corp.	14,600	549,982
Broadcom Corp. Class A (a)	36,840	1,117,910
Cisco Systems, Inc.	112,635	2,099,516
EMC Corp. (a)	46,325	1,065,938
Hewlett-Packard Co.	39,875	1,114,506
Intel Corp.	86,500	2,154,715
JDS Uniphase Corp. (a)	140,610	1,543,898
Linear Technology Corp.	25,370	777,083
Maxim Integrated Products, Inc.	31,630	811,310
Qualcomm, Inc.	38,180	2,092,264
Xilinx, Inc.	33,700	1,102,327
		14,429,449
Materials - 1.4%
Industrial Metals & Mining - 1.4%
Freeport-McMoRan Copper
& Gold Inc.	35,825	1,418,670

TOTAL COMMON STOCKS
(COST $102,150,740)		103,960,399

	Principal
	Amount
SHORT-TERM INVESTMENTS - 0.0%
Variable-Rate Demand Notes - 0.0%
American Family Financial
Services, 0.100% (b)	$60,156	60,156

Total Variable-Rate Demand Notes		60,156

	TOTAL SHORT-TERM INVESTMENTS
(COST $60,156)		60,156

TOTAL INVESTMENTS - 99.9%
(COST $102,210,896)		104,020,555

NET OTHER ASSETS AND
LIABILITIES - 0.1%		65,587

NET ASSETS - 100.0%		$104,086,142

(a)	Non-income producing security.
(b)	Interest rate shown represents the current coupon rate at November 30, 2011.

       ADR: American Depository Receipt
       PLC: Public Limited Company

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2011

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA
       John W. Thompson, CFA

Performance

The MidCap Fund produced a total return of 3.69% for the fiscal year ended November 30, 2011, as compared to its benchmark, the Russell Midcap Index, which returned 5.39%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/11
			Since
			Inception
	1 Year	3 Year	(03/31/08)
Thompson Plumb MidCap Fund	3.69%	24.53%	4.94%
Russell Midcap Index	5.39%	21.91%	3.38%

Gross Expense Ratio as of 03/31/11 was 2.34%.
Net Expense Ratio after reimbursement was 1.30%.*

* The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund through March 31, 2012 so that the annual operating expenses of the Fund do not exceed 1.30% of its average daily net assets.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. You cannot directly invest in an index.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2011

Management Commentary

The relative performance of the Fund during the annual period was largely driven by individual stock selection. Stock selection in Information Technology and Consumer Discretionary sectors was strongest, together contributing 2.16% to performance. Electronic Arts and CBS Corp. were two of the major positive contributors to performance, but for different reasons. CBS Corp. has simply benefited from a steady improvement in its valuation over the last few years, as investors seem to have become more comfortable with exposure to certain types of advertising revenue. There was a significant concern regarding CBS’ reliance on auto advertising that we believe has waned to a large degree. We feel Electronic Arts is just beginning to see the benefits from changing the way it invests in and treats its designers and engineers, and its focusing more on quality. A key benchmark will be the success of its “Star Wars: the Old Republic” massively multiplayer online game, the release of which is imminent.

Stock selection in the Health Care and Financials sectors led to a lag of approximately 2.4% to performance on a combined basis. Custody banks like Northern Trust, for example, were hurt by the impact that continued low interest rates had on their money market fees. Investors do not have many opportunities to buy an apparently high-quality financial like Northern Trust at such a low valuation, so we believe that remaining patient should benefit shareholders.

There is always something to worry about in investing, and we have had no shortages of issues to ponder during the last fiscal year. From the downgrade of U.S. debt by Standard & Poor’s to fiscal and liquidity crises in Greece and Italy, each issue has been perceived by investors as the “next big shoe to drop.” We suspect that this is more indicative of the trauma caused to investors’ psyche by the U.S. liquidity freeze of 2008 than it is a thoughtful assessment of macroeconomic impacts on corporate earnings growth. The market declines of 2001 and 2008 were much worse than average because there were bubbles in the U.S. economy that needed to deflate. Specifically, technology stocks and real estate were overvalued. It appears that it was the ripple effects from their correction that caused the drop in equity markets at the beginning of the past decade and the financial crisis a few years ago. We do not see a similar bubble that needs deflating in the U.S. economy today given the lack of a major expansion from the last recession. In other words, there does not seem to have been the opportunity for a new bubble to develop.

In this environment of fear, it is important to maintain focus on the things that matter most – the potential for earnings growth of U.S. mid-cap companies into the future. We think that such potential in the market is great, and have populated the Fund portfolio with a group of companies that we believe have attractive valuations and the opportunity to grow their earnings at compelling rates. It is this strategy that we have sought to employ since the launch of the Fund on March 31, 2008, and which we will continue to embrace going forward. From inception through the end of the most recent fiscal year the Fund has produced an average annual return of 4.94% per year versus the 3.38% per year return of the Fund’s benchmark, the Russell Midcap Index.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Midcap companies tend to have limited liquidity and greater volatility than large-capitalization companies.

Please refer to the Schedule of Investments on page 12 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2011

Top 10 Equity Holdings at 11/30/11
		% of Fund’s
Company	Industry	Net Assets
First Horizon National Corp.	Banks	2.29%
JDS Uniphase Corp.	Technology Hardware & Equipment	2.01%
Jarden Corp.	Household Products	1.99%
Nalco Holding Co.	Industrial Materials	1.99%
Associated Banc-Corp	Banks	1.99%
EnergySolutions	Support Services	1.87%
Hanesbrands, Inc.	Personal Goods	1.78%
Weatherford International Ltd.	Oil Equipment, Services & Distribution	1.77%
SPX Corp.	Industrial Engineering	1.73%
Discover Financial Services	Financial Services	1.72%

As of November 30, 2011, 100.1% of the Fund’s net assets were in equity, cash and short-term instruments.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS
November 30, 2011

	Shares	Value
COMMON STOCKS - 100.1%

Consumer Discretionary - 15.5%
Automobiles & Parts - 1.1%
LKQ Corp. (a)	6,560	$200,277

General Retailers - 4.9%
Bed Bath & Beyond Inc. (a)	3,575	216,323
Best Buy Co., Inc.	5,150	139,514
Jos. A. Bank Clothiers, Inc. (a)	3,500	172,480
Kohl's Corp.	2,500	134,500
Nordstrom, Inc.	4,290	194,251
		857,068
Household Products - 2.6%
D.R. Horton, Inc.	8,375	99,746
Jarden Corp.	11,260	350,636
		450,382
Leisure Goods - 1.1%
Brunswick Corp.	10,750	200,165

Media - 1.1%
Lions Gate Entertainment Corp. (a)	21,821	191,807

Personal Goods - 3.0%
Coach, Inc.	3,578	223,947
Hanesbrands, Inc. (a)	12,708	312,998
		536,945
Travel & Leisure - 1.7%
Darden Restaurants, Inc.	6,256	298,474

Consumer Staples - 1.6%
Food Producers - 1.6%
McCormick & Co., Inc.	3,413	166,213
The J. M. Smucker Co.	1,612	122,480
		288,693
Energy - 13.0%
Mining - 0.3%
CONSOL Energy Inc.	1,200	49,968

Oil & Gas Producers - 8.6%
ATP Oil & Gas Corp. (a)	10,885	79,896
Bill Barrett Corp. (a)	3,215	125,385
Chesapeake Energy Corp.	6,045	153,180
Denbury Resources Inc. (a)	2,635	44,532
Forest Oil Corp. (a)	10,400	166,816
Lone Pine Resources Inc. (a)	5,542	41,510
Murphy Oil Corp.	2,576	144,050
Noble Energy, Inc.	2,973	292,513
Quicksilver Resources Inc. (a)	10,430	84,483
Range Resources Corp.	4,030	288,991
Swift Energy Co. (a)	1,575	46,289
Ultra Petroleum Corp. (a)	1,450	51,055
		1,518,700
Oil Equipment, Services &
Distribution - 4.1%
Helmerich & Payne, Inc.	3,670	209,043
Seadrill Ltd.	5,585	194,805
Weatherford International Ltd. (a)	20,605	312,372
		716,220
Financials - 18.1%
Banks - 5.8%
Associated Banc-Corp	33,634	349,794
First Horizon National Corp.	52,420	403,634
Regions Financial Corp.	23,435	96,318
SunTrust Banks, Inc.	4,570	82,854
Zions Bancorporation	5,280	84,955
		1,017,555
Financial Services - 6.8%
Discover Financial Services	12,754	303,800
Eaton Vance Corp.	7,420	178,303
Investment Technology
Group, Inc. (a)	22,730	242,075
MSCI Inc. Class A (a)	5,400	182,250
Northern Trust Corp.	7,875	296,336
		1,202,764
Insurance - 2.1%
Cincinnati Financial Corp.	6,445	191,094
Unum Group	7,560	170,176
		361,270
Real Estate Investment
Trusts - 3.4%
DiamondRock Hospitality Co.	22,200	194,916
Host Hotels & Resorts Inc.	14,500	205,175
LaSalle Hotel Properties	8,650	202,497
		602,588
Health Care - 11.5%
Health Care Equipment &
Services - 10.5%
Henry Schein, Inc. (a)	4,619	297,186
Lincare Holdings Inc.	5,729	135,777
MedAssets Inc. (a)	26,840	256,590
Natus Medical Inc. (a)	25,175	210,715
Patterson Cos., Inc.	10,055	303,359
ResMed Inc. (a)	8,525	222,076
St. Jude Medical, Inc.	3,275	125,891
Waters Corp. (a)	1,689	135,120
Zimmer Holdings, Inc. (a)	3,150	159,233
		1,845,947
Health Care Services - 1.0%
McKesson Corp.	2,205	179,289

Industrials - 14.2%
Aerospace & Defense - 1.2%
Alliant Techsystems Inc.	3,619	212,942

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2011

	Shares	Value
COMMON STOCKS (continued)

Industrials (continued)
Construction &
Materials - 2.7%
Masco Corp.	31,500	$301,770
Mueller Water Products, Inc.
Class A	35,400	79,296
USG Corp. (a)	10,475	102,550
		483,616
Industrial Engineering - 4.6%
Ingersoll-Rand PLC	8,600	284,832
Rockwell Automation, Inc.	2,850	213,836
SPX Corp.	4,800	304,320
		802,988
Support Services - 5.7%
Cintas Corp.	5,745	174,648
EnergySolutions (a)	104,035	328,751
Mobile Mini, Inc. (a)	11,995	216,270
W.W. Grainger, Inc.	1,518	283,714
		1,003,383
Information Technology - 19.1%
Computer Programs - 3.3%
Activision Blizzard, Inc.	10,220	126,932
Electronic Arts Inc. (a)	7,595	176,128
Take-Two Interactive
Software, Inc. (a)	19,860	277,047
		580,107
Electronic & Electrical
Equipment - 3.3%
Celestica Inc. (a)	10,581	88,351
Flextronics International Ltd. (a)	35,617	212,633
Molex Inc. Class A	13,960	292,322
		593,306
IT Services - 2.6%
Alliance Data Systems Corp. (a)	2,740	280,603
Fiserv, Inc. (a)	3,122	180,015
		460,618
Technology Hardware &
Equipment - 9.9%
Altera Corp.	4,725	177,991
Broadcom Corp. Class A (a)	9,975	302,691
Cavium Inc. (a)	7,000	228,480
JDS Uniphase Corp. (a)	32,181	353,347
Linear Technology Corp.	7,422	227,336
Maxim Integrated Products, Inc.	10,526	269,992
Xilinx, Inc.	5,496	179,774
		1,739,611
Materials - 4.4%
Chemicals - 1.5%
International Flavors &
Fragrances Inc.	4,763	258,440

Household Materials - 0.9%
The Scotts Miracle-Gro Co.
Class A	3,636	160,311

Industrial Materials - 2.0%
Nalco Holding Co.	9,043	350,416

Utilities - 2.7%
Electricity - 0.5%
Pepco Holdings, Inc.	4,210	83,274

Gas, Water & Multiutilities - 2.2%
MDU Resources Group, Inc.	12,247	262,943
SCANA Corp.	2,964	129,290
		392,233

TOTAL COMMON STOCKS
(COST $16,291,285)		17,639,357

	Principal
	Amount
SHORT-TERM INVESTMENTS - 0.0%
Variable-Rate Demand Notes - 0.0%
American Family Financial
Services, 0.100% (b)	$1,480	1,480

Total Variable-Rate Demand Notes		1,480

TOTAL SHORT-TERM INVESTMENTS
(COST $1,480)		1,480

TOTAL INVESTMENTS - 100.1%
(COST $16,292,765)		17,640,837

NET OTHER ASSETS AND
LIABILITIES - (0.1%)		(20,687)

NET ASSETS - 100.0%		$17,620,150

(a) Non-income producing security.
(b) Interest rate shown represents the current coupon rate at November 30, 2011.

PLC: Public Limited Company

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited)
November 30, 2011

Portfolio Managers
     James T. Evans, CFA
     Jason L. Stephens, CFA
     John W. Thompson, CFA

Performance

The Bond Fund produced a total return of 2.16% for the fiscal year ended November 30, 2011, as compared to its benchmark, the Barclays Capital U.S. Government/Credit 1-5 Year Index, which returned 2.24%, and as compared to the Barclays Capital Intermediate U.S. Government/Credit 1-10 Year Index, which returned 3.67%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/11
	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Bond Fund	2.16%	12.56%	7.29%	5.92%
Barclays Capital U.S. Gov’t/Credit 1-5 Year Index	2.24%	4.43%	4.75%	4.25%
Barclays Capital Intermediate U.S. Gov’t/Credit 1-10 Year Index	3.67%	6.39%	5.63%	5.06%

Gross Expense Ratio as of 03/31/11 was 0.87%.	30-Day SEC Yield as of 11/30/11 was 3.81%.
Net Expense Ratio after reimbursement was 0.80%.*	30-Day SEC Yield (without reimbursement) as of 11/30/11 was 3.81%.

* The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the Bond Fund through March 31, 2012 so that the annual operating expenses of the Fund do not exceed 0.80% of its average daily net assets.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Barclays Capital U.S. Government/Credit 1-5 Year Index is a market-value-weighted index of all investment-grade bonds with maturities of more than one year and less than 5 years. The Barclays Capital Intermediate U.S. Government/Credit 1-10 Year Index is a market-value-weighted index of all investment-grade bonds with maturities of more than one year and less than 10 years. You cannot directly invest in an index.

The Funds determined to change the Bond Fund’s benchmark to the Barclays Capital U.S. Government/Credit 1-5 Year Index because they believe this index is generally composed of bonds that more closely resemble the typical range of maturities of bonds held in the Fund than did the Barclays Capital Intermediate U.S. Government/Credit 1-10 year Index.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2011

Management Commentary

The fiscal year was a tale of two halves for shareholders, as the Fund was solidly outperforming its benchmark at the end of the semi-annual period; then, in the second half of the fiscal year, a variety of macroeconomic concerns, including the U.S. debt ceiling debate and sovereign debt crisis in Europe, touched off a sharp “flight to quality” starting in August, leading to relative underperformance against the Fund’s benchmark for the fiscal year. Selling nearly every other asset class, investors piled into the U.S. Treasury market, driving the yield on the 10- and 30-year Treasury bonds down 99 and 116 basis points to 2.07% and 3.06%, respectively. There was compression on the short end of the yield curve as well, as yields on 5-year Treasuries came down 75 basis points to a shockingly low 0.95%. Agency debt followed Treasury bonds closely. With a near- 75% allocation to Treasuries and Agency debt, our benchmark benefited tremendously from price appreciation in these bonds. Unlike the Fund, many of our competitors also had healthy allocations to this debt. However, going forward, we believe the real return on 5-year Treasury bonds purchased today will actually turn out to be negative depending on the future path of inflation. As a result, we have reduced our already modest exposure to the sector to near zero.

Corporate bonds took a different track during the second half of the annual period. It appears the same concerns that caused a “flight to safety” resulted in investors demanding a higher spread with regard to corporate bonds. This was especially true in the 2014-16 maturity range. By the summer, many of the Fund’s holdings in bonds maturing in that period had seen price appreciation to the point where they were no longer the most attractive bonds to purchase with new money. The “hump” in corporate bond yields instead moved out to the 2017-18 timeframe, and as a result it was this maturity range where the majority of bonds purchased by the Fund since the end of semi-annual period lay. When spreads widened starting in August it was the 2014-16 bonds that were hit the hardest. Most bonds with these maturity dates in the Fund’s portfolio still show price appreciation from their original purchase price, and they just gave back some of the previously recorded capital appreciation during the flight to higher-quality bonds. The flip side is that the Fund has begun to find attractive bonds to purchase in this shorter maturity range again, as shareholders could potentially be rewarded with higher yields without having to take the extra interest rate risks associated with longer-maturity bonds. Additionally, if Treasury rates increase, we believe there should be cushion to absorb in current spreads. Thus a rising Treasury yield curve would probably not create equivalent declines in corporate bond prices.

Looking ahead, we believe the Fund is ideally positioned. The 30-day SEC yield at the end of the fiscal year was 3.81% and the duration was only 2.83 years. The yield to maturity was even higher. This is a higher yield and lower duration than the 5-year Treasury. In fact, the 30-day SEC yield of the Fund is higher than the yield on a 30-Year Treasury, despite the obvious difference in maturity and interest-rate risk. Shareholders have been rewarded richly for their willingness to tolerate credit risk and changes in corporate spreads. In any given period spreads can change quickly enough that Treasury bonds may outperform the Fund’s holdings. But absent actual defaults among the Fund’s holdings, their high current yields should be an advantage, based on the larger corporate bond allocation of the Fund. We believe it just takes the passage of time to “earn” this higher yield.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in bonds of foreign issuers involve greater volatility, political and economic risks and differences in accounting methods.

Please refer to the Schedule of Investments on page 17 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

The federal government guarantees interest payments from government securities while corporate bond interest payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2011

Portfolio Concentration at 11/30/11
(Includes cash and cash equivalents)
% Total Investments
Quality
U.S. Government and Agency Issues	0.77%
AAA	0.45%
AA	2.48%
A	15.97%
BBB	74.99%
BB and Below	4.82%
Not Rated	0.08%
Short-Term Investments	0.35%
Common Stocks	0.09%
100.00%

Effective Maturity
Under 1 year	11.70%
1 to 3 years	33.47%
3 to 5 years	28.01%
5 to 10 years	26.72%
Over 10 years	0.01%
Common Stocks	0.09%
100.00%

Asset Allocation
Corporate Bonds	94.76%
Asset-Backed Securities	1.62%
Convertible Bonds	2.41%
U.S. Government and Agency Issues	0.47%
Federal Agency Mortgage-Backed Securities	0.30%
Short-Term Investments	0.35%
Common Stocks	0.09%
100.00%

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS
November 30, 2011

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 0.1%

Financials - 0.1%
Financial Services - 0.1%
CIT Group Inc. (a)	17,450	$590,857

TOTAL COMMON STOCKS
(COST $501,587)		590,857

BONDS - 98.7%

Asset-Backed Securities - 1.6%
Federal Express Corp. 1993 Trust
7.150% due 9/28/2012	$6,075	6,323

Federal Express Corp. 1997 Trust
7.500% due 1/15/2018	3,446,144	3,476,298
7.520% due 1/15/2018	226,946	237,726

General American Railcar 1997-1
6.690% due 9/20/2016 (e)	464,670	484,158

General American Railcar II
6.210% due 9/20/2017	4,658,400	4,823,620

General American Railcar III
7.760% due 8/20/2018 (e)	1,437,475	1,530,580

Total Asset-Backed Securities		10,558,705

Convertible Bonds - 2.4%
Amgen Inc.
0.375% due 2/1/2013	782,000	772,225

EMC Corp.
1.750% due 12/1/2013	1,000,000	1,517,500

Medtronic, Inc.
1.625% due 4/15/2013	4,073,000	4,073,000

Transocean Inc.
1.500% due 12/15/2037	9,500,000	9,286,250

Total Convertible Bonds		15,648,975

Corporate Bonds - 93.9%
Allied Waste N.A., Inc.
6.875% due 6/1/2017	2,146,000	2,288,173

American Express
6.650% due 9/15/2015	90,000	97,772
6.900% due 9/15/2015	277,000	302,913

American General Finance
6.000% due 10/15/2014	1,000,000	751,280
6.000% due 12/15/2014	1,000,000	740,323

American Standard Inc.
5.500% due 4/1/2015	25,000	27,684

Amphenol Corp.
4.750% due 11/15/2014	1,698,000	1,816,361

Anadarko Petroleum Corp.
6.125% due 3/15/2012	26,000	26,315

Anheuser-Busch Cos., Inc.
7.500% due 3/15/2012	119,000	121,055

Aquila, Inc.
11.875% due 7/1/2012	1,926,000	2,038,174

Arden Realty LP
5.250% due 3/1/2015	3,019,000	3,241,132

Aspen Insurance Holdings Ltd.
6.000% due 8/15/2014	4,116,000	4,370,739

Avnet, Inc.
6.625% due 9/15/2016	551,000	614,460

Axis Capital Holdings
5.750% due 12/1/2014	5,622,000	5,898,490

Bank of America Corp.
7.375% due 5/15/2014	866,000	872,396
5.375% due 6/15/2014	50,000	49,290
5.650% due 9/15/2014	25,000	24,282
5.000% due 5/15/2015	30,000	28,789
5.150% due 8/15/2015	60,000	57,062
5.350% due 9/15/2015	549,000	525,194
5.350% due 11/15/2015	35,000	33,409
5.250% due 12/1/2015	333,000	318,396
5.600% due 2/15/2016	25,000	24,082
5.625% due 10/14/2016	835,000	771,922
6.000% due 8/15/2017	65,000	63,274

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2011

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Bank of America Corp. (continued)
6.050% due 8/15/2017	$948,000	$925,046
5.750% due 12/1/2017	455,000	415,010
5.350% due 3/15/2018	81,000	73,772

BB&T Corp.
5.200% due 12/23/2015	769,000	826,550

Bear Stearns Cos. LLC
5.320% due 3/10/2014 (b)	270,000	270,024
5.270% due 4/10/2014 (b)	100,000	101,474

Best Buy Co., Inc.
6.750% due 7/15/2013	570,000	604,703
3.750% due 3/15/2016	1,000,000	982,345

Bio-Rad Laboratories, Inc.
8.000% due 9/15/2016	12,909,000	14,135,355

Black Hills Corp.
9.000% due 5/15/2014	2,442,000	2,791,755

Boston Properties LP
5.625% due 4/15/2015	331,000	362,858

Boston Scientific Corp.
5.450% due 6/15/2014	1,392,000	1,488,862
4.500% due 1/15/2015	4,197,000	4,388,400
6.250% due 11/15/2015	3,358,000	3,707,890

Brinker International
5.750% due 6/1/2014	7,967,000	8,471,295

Brocade Communications
Systems, Inc.
6.625% due 1/15/2018	12,503,000	13,003,120

Brookfield Asset Management Inc.
7.125% due 6/15/2012	1,306,000	1,341,472

Capital One Bank
6.500% due 6/13/2013	423,000	445,034

Carpenter Technology Corp.
7.030% due 5/22/2018	8,000	8,631

CBS Corp.
8.200% due 5/15/2014	967,000	1,100,052

CenterPoint Energy, Inc.
6.850% due 6/1/2015	192,000	218,676

Chesapeake & Potomac
Telephone Co.
7.150% due 5/1/2023	158,000	169,095

CIT Group Inc.
7.000% due 5/4/2015 (e)	304,000	302,100
7.000% due 5/2/2016 (e)	506,000	499,675
7.000% due 5/2/2017 (e)	709,000	698,365

Citigroup, Inc.
2.875% due 12/9/2011	45,000	45,014
5.250% due 2/27/2012	1,303,000	1,311,481
5.625% due 8/27/2012	10,883,000	11,005,303
5.300% due 10/17/2012	2,051,000	2,088,181
5.000% due 9/15/2014	3,085,000	3,086,506
4.875% due 5/7/2015	115,000	113,823
5.500% due 2/15/2017	180,000	180,354

CNA Financial Corp.
5.850% due 12/15/2014	1,552,000	1,626,414
6.500% due 8/15/2016	1,250,000	1,340,213
6.950% due 1/15/2018	411,000	434,996

Commercial Net Lease Realty, Inc.
6.250% due 6/15/2014	1,060,000	1,126,275
6.150% due 12/15/2015	443,000	474,630

Computer Sciences Corp.
6.500% due 3/15/2018	12,673,000	13,153,041

Continental Corp.
8.375% due 8/15/2012	411,000	426,253

Con-way Inc.
7.250% due 1/15/2018	12,089,000	13,764,221

Countrywide Financial Corp.
5.750% due 6/24/2015 (c)	438,000	410,948
6.500% due 7/28/2015 (c)	109,000	106,476
6.250% due 5/15/2016	927,000	862,228

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2011

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Countrywide Home Loans, Inc.
6.730% due 4/17/2013	$93,000	$91,611
6.000% due 1/24/2018	684,000	618,653
5.500% due 5/16/2018	25,000	21,862

Coventry Health Care, Inc.
5.875% due 1/15/2012	380,000	381,575
6.300% due 8/15/2014	8,184,000	8,902,441
6.125% due 1/15/2015	1,136,000	1,242,283
5.950% due 3/15/2017	854,000	953,804

Darden Restaurants
7.125% due 2/1/2016	75,000	86,729

Discover Financial Services
6.450% due 6/12/2017	590,000	609,456

Domtar Corp.
10.750% due 6/1/2017	3,605,000	4,533,288

Dow Chemical Co.
6.000% due 10/1/2012	681,000	709,723
7.600% due 5/15/2014	1,688,000	1,908,578
5.900% due 2/15/2015	650,000	719,445

Duke Realty LP
5.875% due 8/15/2012	200,000	204,814

Duquesne Light Holdings Inc.
5.500% due 8/15/2015	6,782,000	7,044,131

Endurance Specialty Holdings Ltd.
6.150% due 10/15/2015	5,990,000	6,344,165

Fairfax Financial Holdings Ltd.
8.250% due 10/1/2015	1,904,000	2,122,688
7.750% due 6/15/2017	84,000	87,993
7.375% due 4/15/2018	3,414,000	3,640,297

Fidelity National Financial, Inc.
5.250% due 3/15/2013	191,000	195,386
6.600% due 5/15/2017	7,268,000	7,665,988

Fifth Third Bancorp
6.250% due 5/1/2013	1,356,000	1,425,686

First Horizon National Corp.
5.375% due 12/15/2015	850,000	846,070

First Tennessee Bank
4.500% due 5/15/2013	1,780,000	1,772,243
4.625% due 5/15/2013	4,501,000	4,507,797
5.050% due 1/15/2015	2,602,000	2,572,137
5.650% due 4/1/2016	2,941,000	2,940,288

Fortune Brands, Inc.
6.375% due 6/15/2014	370,000	405,020
5.375% due 1/15/2016	10,000	10,870

Freeport-McMoRan Copper &
Gold Inc.
8.375% due 4/1/2017	12,811,000	13,627,701

General Electric Capital Corp.
4.000% due 2/15/2012	435,000	437,565
4.000% due 2/15/2012	66,000	66,284
4.150% due 5/15/2012	95,000	95,863
8.125% due 5/15/2012	423,000	435,528
4.750% due 6/15/2012	10,000	10,129
5.000% due 9/15/2012	79,000	80,815
6.000% due 10/15/2012	68,000	70,279
6.600% due 10/15/2012	148,000	153,714
6.700% due 10/15/2012	126,000	131,032
5.000% due 12/15/2012	12,000	12,368
5.000% due 12/15/2012	45,000	46,385
5.100% due 12/15/2012	55,000	56,742
5.900% due 5/13/2014	450,000	491,588
5.600% due 7/15/2014	500,000	529,195
4.500% due 5/15/2015	66,000	66,046
4.750% due 5/15/2015	80,000	80,026
4.125% due 6/15/2015	92,000	92,040
4.300% due 6/15/2015	103,000	103,040
5.250% due 6/15/2015	25,000	25,931
5.400% due 6/15/2015	59,000	61,375
5.500% due 8/15/2015	30,000	31,423
5.600% due 12/15/2015	159,000	160,012
5.250% due 1/15/2016	384,000	375,762
5.000% due 4/15/2016	220,000	216,892
5.000% due 4/15/2016	45,000	45,363
5.000% due 5/15/2016	45,000	44,358
4.750% due 3/15/2017	55,000	53,956
4.500% due 5/15/2017	56,000	55,613
4.500% due 7/15/2017	177,000	173,059

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2011

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
General Electric Capital Corp. (continued)
5.375% due 8/15/2017	$28,000	$28,011
5.500% due 10/6/2017	141,000	141,626
5.625% due 12/15/2017	586,000	576,247
5.625% due 12/15/2017	129,000	125,608
5.000% due 3/15/2018	38,000	37,224
5.000% due 3/15/2018	29,000	28,408
5.100% due 4/15/2018	37,000	35,849
5.250% due 4/15/2018	68,000	66,425
6.750% due 4/15/2018	373,000	408,307
4.750% due 5/15/2018	40,000	39,111
5.000% due 5/15/2018	55,000	54,533
6.300% due 5/15/2018	1,790,000	1,904,023
4.500% due 6/15/2018	83,000	81,526
4.500% due 6/15/2018	20,000	19,280
5.000% due 6/27/2018 (c)	80,000	79,985
6.000% due 7/15/2018	57,000	59,388
6.000% due 7/15/2018	39,000	40,634
5.250% due 12/15/2021	30,000	28,726

Genworth Life Insurance Co.
5.875% due 5/3/2013 (e)	2,865,000	2,911,324

Georgia-Pacific LLC
7.125% due 1/15/2017 (e)	2,000,000	2,080,770

GMAC LLC
7.250% due 8/15/2012	100,000	99,646
7.000% due 11/15/2012	50,000	49,659
7.100% due 1/15/2013	32,000	31,891
6.000% due 7/15/2013	60,000	58,728
0.000% due 6/15/2015 (d)	1,250,000	881,250
6.350% due 2/15/2016 (c)	75,000	69,090
6.500% due 2/15/2016 (c)	100,000	92,639
6.500% due 9/15/2016 (c)	87,000	80,164
7.250% due 9/15/2017	259,000	241,418

Golden West Financial Corp.
4.750% due 10/1/2012	526,000	541,627

Goldman Sachs Group, Inc.
3.625% due 8/1/2012	286,000	288,115
5.700% due 9/1/2012	526,000	537,559
5.450% due 11/1/2012	860,000	878,736
5.625% due 1/15/2017	565,000	548,414
5.950% due 1/18/2018	10,000	9,939

Great Plains Energy Inc.
6.875% due 9/15/2017	30,000	35,418

Harley-Davidson
5.250% due 12/15/2012 (e)	1,675,000	1,727,422
15.000% due 2/1/2014	500,000	614,731
5.750% due 12/15/2014 (e)	3,800,000	4,107,367

Harleysville Group Inc.
5.750% due 7/15/2013	114,000	117,882

Hartford Financial Services
4.625% due 7/15/2013	750,000	764,096
4.750% due 3/1/2014	825,000	842,549
6.300% due 3/15/2018	4,226,000	4,333,167

Hartford Life Insurance Co.
5.400% due 6/15/2012	25,000	25,058
5.400% due 6/15/2012	55,000	55,127
5.050% due 7/15/2013	35,000	35,292

Hasbro, Inc.
6.125% due 5/15/2014	1,000,000	1,093,300

HCP, Inc.
5.650% due 12/15/2013	1,455,000	1,522,860
6.000% due 3/1/2015	5,879,000	6,298,167
7.072% due 6/8/2015	703,000	764,544

Hillenbrand Industries, Inc.
8.500% due 12/1/2011	72,000	72,000

Horace Mann Educators Corp.
6.850% due 4/15/2016	8,050,000	8,641,417

Hospitality Properties Trust
6.750% due 2/15/2013	2,812,000	2,862,009
7.875% due 8/15/2014	4,804,000	5,218,508
5.125% due 2/15/2015	1,598,000	1,613,379
6.300% due 6/15/2016	261,000	272,509
5.625% due 3/15/2017	2,651,000	2,660,459

HRPT Properties Trust
6.950% due 4/1/2012	2,704,000	2,728,125
5.750% due 11/1/2015	3,318,000	3,448,742
6.250% due 8/15/2016	2,520,000	2,671,306

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2011

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
HRPT Properties Trust (continued)
6.250% due 6/15/2017	$1,850,000	$1,945,514
6.650% due 1/15/2018	100,000	106,479

HSBC Finance Corp.
4.850% due 12/15/2011	20,000	20,010
5.000% due 12/15/2011	20,000	20,005
5.000% due 12/15/2011	456,000	456,112
5.250% due 12/15/2011	210,000	210,083
7.100% due 12/15/2011	173,000	173,140
4.500% due 2/15/2012	72,000	72,093
5.500% due 3/15/2012	31,000	31,122
6.000% due 4/15/2012	171,000	172,254
5.300% due 6/15/2012	160,000	160,812
5.350% due 6/15/2012	15,000	15,081
4.700% due 7/15/2012	698,000	699,682
5.700% due 7/15/2012	215,000	216,791
4.000% due 8/15/2012	151,000	150,683
5.750% due 8/15/2012	100,000	100,985
3.500% due 9/15/2012	350,000	347,841
3.750% due 9/15/2012	120,000	119,486
3.800% due 9/15/2012	201,000	200,352
3.850% due 9/15/2012	269,000	268,051
5.400% due 9/15/2012	337,000	339,759
5.600% due 9/15/2012	143,000	144,409
5.650% due 9/15/2012	173,000	174,743
5.350% due 10/15/2012	400,000	404,536
6.375% due 11/27/2012	767,000	787,582
5.350% due 12/15/2012	40,000	40,287
6.000% due 4/15/2013	621,000	639,533
6.080% due 9/15/2013 (b)	366,000	372,830
6.210% due 10/10/2013 (b)	331,000	334,423
5.990% due 1/10/2014 (b)	335,000	340,762
5.600% due 4/15/2014	75,000	77,049
5.500% due 7/15/2014	30,000	30,739
6.000% due 8/15/2014	553,000	574,072
6.000% due 8/15/2014	67,000	69,526
5.800% due 9/15/2014	153,000	158,533
5.850% due 9/15/2014	325,000	337,049
5.650% due 10/15/2014	30,000	30,994
5.750% due 10/15/2014	274,000	283,806
5.350% due 11/15/2014	30,000	30,760

HSBC Holdings PLC
5.250% due 12/12/2012	134,000	137,139

Hyatt Hotels Corp.
5.750% due 8/15/2015 (e)	100,000	106,820

Ingersoll-Rand
9.500% due 4/15/2014	1,026,000	1,197,669

Ingram Micro Inc.
5.250% due 9/1/2017	1,000,000	1,029,641

Int’l. Bank for Reconstruction
and Dev. (IBRD)
0.000% due 2/15/2012 (d)	59,000	58,934
0.000% due 2/15/2012 (d)	297,000	296,669
0.000% due 8/15/2012 (d)	131,000	130,421

Intuit Inc.
5.400% due 3/15/2012	425,000	429,735

ITT Hartford Group
7.300% due 11/1/2015	910,000	973,916

Jefferson-Pilot Corp.
4.750% due 1/30/2014	3,739,000	3,892,235

John Hancock Life Ins. Co.
4.000% due 11/15/2012	5,000	5,081
4.900% due 11/15/2012	65,000	66,457
5.450% due 9/15/2015	201,000	216,580
5.450% due 10/15/2015	29,000	30,837
5.500% due 11/15/2015	75,000	82,259
5.250% due 12/15/2015	25,000	27,039
5.500% due 12/15/2015	25,000	27,274
5.000% due 4/15/2016	60,000	65,130

JPMorgan Chase & Co.
2.200% due 6/15/2012	104,000	105,206
2.125% due 6/22/2012	54,000	54,627
5.250% due 5/15/2018	55,000	55,085

Kemper Corp.
6.000% due 11/30/2015	9,753,000	10,053,646
6.000% due 5/15/2017	3,095,000	3,211,876

LaSalle Funding LLC
5.250% due 9/15/2017	25,000	23,540

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2011

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Lexmark International, Inc.
5.900% due 6/1/2013	$2,556,000	$2,697,868
6.650% due 6/1/2018	3,370,000	3,757,766

Liberty Property LP
5.650% due 8/15/2014	36,000	38,413

Lincoln National Corp.
4.750% due 2/15/2014	1,638,000	1,698,968

Macy’s Retail Holdings, Inc.
8.000% due 7/15/2012	375,000	389,919

Manufacturers & Traders Trust Co.
5.585% due 12/28/2020 (b)	347,000	336,682

Marriott International, Inc.
4.625% due 6/15/2012	371,000	376,877
5.810% due 11/10/2015	373,000	418,285

Marsh & McLennan Cos., Inc.
6.250% due 3/15/2012	1,562,000	1,582,923

Marshall & Ilsley Bank
5.150% due 2/22/2012	667,000	664,774
5.500% due 7/15/2012	10,000	9,973
5.250% due 9/4/2012	4,153,000	4,283,774

Masco Corp.
7.125% due 8/15/2013	5,117,000	5,337,231
4.800% due 6/15/2015	1,456,000	1,432,646
6.125% due 10/3/2016	3,017,000	3,056,975
5.850% due 3/15/2017	1,318,000	1,302,944
6.625% due 4/15/2018	2,980,000	2,965,213

Maytag Corp.
5.000% due 5/15/2015	50,000	51,505

MBNA America Bank
6.625% due 6/15/2012	75,000	75,517

MBNA Corp.
7.500% due 3/15/2012	115,000	115,752
5.000% due 6/15/2015	800,000	786,463

Merrill Lynch & Co.
4.300% due 2/14/2012	23,000	22,898
5.450% due 2/5/2013	500,000	498,599
6.150% due 4/25/2013	455,000	455,839
0.000% due 8/30/2013 (d)	65,000	60,664
5.000% due 2/3/2014	138,000	134,855
5.450% due 7/15/2014	1,082,000	1,069,325
5.000% due 1/15/2015	343,000	327,478
5.300% due 9/30/2015	1,712,000	1,577,298
6.050% due 5/16/2016	3,000,000	2,814,879
6.400% due 8/28/2017	2,538,000	2,431,754
6.500% due 7/15/2018	1,248,000	1,176,317
6.875% due 11/15/2018	375,000	352,448

MetLife, Inc.
6.125% due 12/1/2011	41,000	41,000

Montpelier Re Holdings Ltd.
6.125% due 8/15/2013	11,776,000	12,009,824

Morgan Stanley
6.600% due 4/1/2012	123,000	123,798
4.750% due 4/1/2014	4,268,000	4,096,815
6.000% due 5/13/2014	695,000	691,029
6.000% due 4/28/2015	3,753,000	3,651,493
4.000% due 7/24/2015	200,000	183,091
5.375% due 10/15/2015	1,000,000	950,471
5.750% due 10/18/2016	2,178,000	2,015,970
5.550% due 4/27/2017	2,712,000	2,508,473
5.950% due 12/28/2017	2,683,000	2,517,373
6.625% due 4/1/2018	4,266,000	4,014,861

Motorola Solutions, Inc.
5.375% due 11/15/2012	110,000	113,398

Nabisco, Inc.
7.550% due 6/15/2015	50,000	59,155

National City Bank of Indiana
4.250% due 7/1/2018	200,000	194,733

National City Preferred
Capital Trust I
12.000% due 12/31/2049 (b)	7,807,000	8,122,793

National Retail Properties Inc.
6.875% due 10/15/2017	2,273,000	2,510,815

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2011

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
National Rural Utilities
5.450% due 7/15/2012	$29,000	$29,607
5.500% due 7/15/2012	20,000	20,424
7.200% due 10/1/2015	30,000	35,343

National Semiconductor Corp.
6.150% due 6/15/2012	196,000	201,666

NationsBank Corp.
0.000% due 8/15/2013 (d)	91,000	84,175
7.750% due 8/15/2015	2,251,000	2,242,478

Navigators Group, Inc.
7.000% due 5/1/2016	11,287,000	11,601,625

NIPSCO Capital Markets, Inc.
7.860% due 3/27/2017	38,000	44,647

NiSource Finance Corp.
5.400% due 7/15/2014	215,000	232,999

Northern Indiana Public
Service Co.
7.590% due 6/12/2017	182,000	218,015

Northern Rock Asset
Management PLC
5.625% due 6/22/2017 (e)	2,500,000	2,637,940

Ohio Casualty Corp.
7.300% due 6/15/2014	351,000	375,545

Owens Corning
6.500% due 12/1/2016	12,351,000	13,129,817

Paine Webber Group Inc.
7.625% due 2/15/2014	50,000	54,844

Pitney Bowes Inc.
4.625% due 10/1/2012	199,000	204,554

Platinum Underwriters
Finance, Inc.
7.500% due 6/1/2017	9,548,000	10,393,189

PNC Funding Corp.
5.250% due 11/15/2015	352,000	379,970

PPL Energy Supply, LLC
6.500% due 5/1/2018	1,000,000	1,138,784

Principal Financial Group
7.875% due 5/15/2014	2,750,000	3,105,856
5.651% due 4/1/2016 (b)	50,000	50,826

Progressive Corp.
7.000% due 10/1/2013	25,000	27,152

Protective Life Corp.
4.300% due 6/1/2013	350,000	359,648
4.875% due 11/1/2014	820,000	872,147

Prudential Financial, Inc.
5.100% due 12/14/2011	143,000	143,091
5.100% due 2/15/2012	20,000	19,920
5.800% due 6/15/2012	222,000	225,826
5.600% due 7/15/2012	20,000	19,793
5.000% due 7/16/2012	31,000	31,099
5.150% due 7/16/2012	13,000	12,841
3.625% due 9/17/2012	290,000	294,252
5.000% due 6/15/2013	75,000	73,510
4.750% due 4/1/2014	5,000	5,242
5.100% due 9/20/2014	225,000	241,124
6.200% due 1/15/2015	1,100,000	1,197,064
5.000% due 3/16/2015	140,000	146,053
5.250% due 12/15/2016	50,000	50,169
5.500% due 3/15/2017	13,000	12,798
5.500% due 9/15/2017	22,000	22,065
5.500% due 9/15/2017	18,000	18,053
6.000% due 10/15/2018	20,000	20,108
6.000% due 10/15/2018	24,000	24,130
6.050% due 10/15/2018	44,000	44,244

R.R. Donnelley & Sons Co.
4.950% due 4/1/2014	5,404,000	5,295,920
5.500% due 5/15/2015	3,314,000	3,148,300
8.600% due 8/15/2016	327,000	327,000
6.125% due 1/15/2017	2,791,000	2,581,675

Regions Financial Corp.
4.875% due 4/26/2013	1,875,000	1,828,125
7.750% due 11/10/2014	1,170,000	1,184,625

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2011

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
RJ Reynolds Tobacco Holdings, Inc.
7.250% due 6/1/2012	$594,000	$611,342

Rock-Tenn Co.
9.250% due 3/15/2016	1,845,000	1,955,700

Security Benefit Life Insurance
8.750% due 5/15/2016 (e)	2,000,000	2,065,540

Silicon Valley Bank
5.700% due 6/1/2012	23,000	23,405

Simon Property Group, LP
5.750% due 12/1/2015	1,089,000	1,208,406
6.100% due 5/1/2016	1,000,000	1,122,443

SL Green Realty Corp.
5.000% due 8/15/2018	14,800,000	14,050,143

SLM Corp.
5.251% due 3/15/2012 (b)	145,000	144,490
5.421% due 6/15/2012 (b)	66,000	65,176
5.150% due 8/15/2012	10,000	9,898
4.500% due 12/15/2012	25,000	24,025
4.500% due 12/15/2012	87,000	83,519
5.321% due 12/15/2012 (b)	140,000	138,253
4.500% due 3/15/2013	54,000	51,353
4.700% due 6/15/2013	20,000	18,898
4.750% due 6/15/2013	24,000	22,695
4.800% due 6/15/2013	25,000	23,658
6.221% due 9/15/2013 (b)	91,000	89,387
5.000% due 10/1/2013	2,444,000	2,443,658
4.300% due 12/15/2013	2,000	1,842
5.150% due 12/15/2013	60,000	56,195
5.250% due 12/15/2013	30,000	28,152
5.891% due 1/31/2014 (b)	127,000	121,285
4.700% due 3/15/2014	25,000	22,987
4.950% due 3/15/2014	15,000	13,868
5.150% due 3/15/2014	10,000	9,286
5.571% due 4/1/2014 (b)	155,000	147,560
5.375% due 5/15/2014	1,043,000	1,037,951
6.151% due 6/2/2014 (b)	70,000	67,726
5.050% due 11/14/2014	142,000	139,911
5.521% due 12/15/2014 (b)	444,000	413,320
5.000% due 4/15/2015	425,000	405,047
5.000% due 9/15/2015	55,000	48,843
5.000% due 9/15/2015	90,000	79,846
5.000% due 9/15/2015	46,000	40,810
5.250% due 9/15/2015	65,000	58,239
5.721% due 9/15/2015 (b)	90,000	83,913
5.821% due 12/15/2015 (b)	128,000	119,292
6.250% due 1/25/2016	2,844,000	2,704,271
5.150% due 3/15/2017	2,925,000	2,512,964
5.600% due 6/15/2018	25,000	21,162
8.450% due 6/15/2018	2,613,000	2,605,114
6.021% due 5/3/2019 (b)	217,000	180,205
7.000% due 6/15/2021 (c)	84,000	74,823
5.400% due 4/25/2023 (c)	50,000	41,680

Springleaf Finance Corp.
6.900% due 12/15/2017	1,000,000	672,500

StanCorp Financial Group
6.875% due 10/1/2012	3,540,000	3,662,027

Staples, Inc.
7.375% due 10/1/2012	151,000	158,103
9.750% due 1/15/2014	750,000	856,955

Sunoco, Inc.
4.875% due 10/15/2014	2,147,000	2,163,227
9.625% due 4/15/2015	6,369,000	7,134,624

SunTrust Bank
5.000% due 9/1/2015	690,000	734,559
5.450% due 12/1/2017	50,000	52,997

Susa Partnership L.P.
8.200% due 6/1/2017	16,000	19,148
7.450% due 7/1/2018	130,000	148,617

Telecom Italia
6.175% due 6/18/2014	669,000	641,618
4.950% due 9/30/2014	1,334,000	1,236,479
5.250% due 10/1/2015	5,523,000	4,996,172
6.999% due 6/4/2018	7,990,000	7,245,284

Textron Financial Corp.
6.500% due 6/1/2012	881,000	901,595
5.400% due 4/28/2013	635,000	650,084

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2011

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Torchmark Corp.
7.375% due 8/1/2013	$1,320,000	$1,379,627
6.375% due 6/15/2016	1,056,000	1,136,544

Transamerica Finance Corp.
0.000% due 9/1/2012 (d)	100,000	98,456

Transatlantic Holdings, Inc.
5.750% due 12/14/2015	2,590,000	2,761,497

Tyco Electronics Group
6.000% due 10/1/2012	873,000	908,835
5.950% due 1/15/2014	792,000	848,027

UDR, Inc.
6.050% due 6/1/2013	10,000	10,425
5.500% due 4/1/2014	2,386,000	2,524,021
5.250% due 1/15/2015	690,000	732,559

Unum Group
7.125% due 9/30/2016	3,200,000	3,671,296

UnumProvident Group
6.850% due 11/15/2015 (e)	1,900,000	2,135,984

Ventas Realty LP
6.500% due 6/1/2016	10,248,000	10,523,743
6.750% due 4/1/2017	1,253,000	1,301,650

Viacom, Inc.
5.625% due 8/15/2012	791,000	814,647

Wachovia Bank
4.800% due 11/1/2014	1,550,000	1,642,656
4.875% due 2/1/2015	500,000	524,560
5.000% due 8/15/2015	1,750,000	1,853,595
5.600% due 3/15/2016	50,000	54,688
5.625% due 10/15/2016	200,000	213,544

Wells Fargo & Co.
6.125% due 4/18/2012	133,000	135,033
5.125% due 9/1/2012	70,000	71,993
5.250% due 10/23/2012	101,000	105,239
5.750% due 5/16/2016	200,000	217,315

Westinghouse Credit
8.875% due 6/14/2014	47,000	53,801

Weyerhaeuser Co.
6.950% due 8/1/2017	195,000	212,174

White Mountains Re Group, Ltd.
6.375% due 3/20/2017 (e)	1,960,000	2,055,560

Willis N.A. Inc.
6.200% due 3/28/2017	1,801,000	1,971,366

Wilmington Trust Corp.
4.875% due 4/15/2013	25,000	25,467

Wyndham Worldwide
9.875% due 5/1/2014	7,743,000	8,795,932
6.000% due 12/1/2016	2,615,000	2,842,756
5.750% due 2/1/2018	2,020,000	2,129,886

Wynn Las Vegas LLC
7.875% due 11/1/2017	13,169,000	14,255,443

XL Capital
6.500% due 1/15/2012	367,000	369,031
5.250% due 9/15/2014	4,220,000	4,443,609

Yum! Brands, Inc.
7.700% due 7/1/2012	25,000	25,884
6.250% due 4/15/2016	791,000	895,183

Zions Bancorporation
7.750% due 9/23/2014	10,072,000	10,689,011
5.500% due 5/10/2016	1,643,000	1,647,788
5.000% due 8/1/2016	1,500,000	1,474,032
5.250% due 11/7/2016	249,000	245,662

Total Corporate Bonds		615,780,067

Federal Agency Mortgage-
Backed Securities - 0.3%
Fannie Mae
6.000% due 8/1/2014,
Pool #25-5434F	18,560	19,399
7.000% due 7/1/2015,
Pool #53-5461F	9,840	10,626

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2011

	Principal
	Amount	Value
BONDS (continued)

Federal Agency Mortgage-
Backed Securities (continued)
Fannie Mae (continued)
8.000% due 9/1/2015,
Pool #53-5460F	$23,569	$25,271
6.000% due 10/1/2037,
Pool #88-8736F	318,305	347,556
6.000% due 3/1/2038,
Pool #25-7134F	629,976	687,869

Freddie Mac
4.500% due 5/1/2018,
Pool #P1-0032	64,552	67,532
6.500% due 12/1/2018,
Pool #C9-0241	66,970	74,328
6.000% due 11/1/2021,
Pool #G1-2449	147,467	160,887
6.000% due 2/1/2022,
Pool #G1-2758	218,079	239,016

Ginnie Mae
5.500% due 6/15/2017,
Pool #58-4476X	4,220	4,585
5.500% due 7/20/2018,
Pool #00-3411M	19,907	21,578
7.000% due 5/15/2033,
Pool #78-2071X	70,652	81,442
5.500% due 6/20/2038,
Pool #00-4163M	193,180	210,651

Total Federal Agency Mortgage-
Backed Securities		1,950,740

United States Government and
Agency Issues - 0.5%
Fannie Mae
0.000% due 2/1/2012 (d)	126,000	125,800
0.000% due 5/15/2012 (d)	21,000	20,936
0.000% due 5/18/2012 (d)	67,000	66,793
0.000% due 7/15/2012 (d)	131,000	130,431

Federal Farm Credit Banks
5.230% due 2/14/2012	25,000	25,259
2.125% due 6/18/2012	50,000	50,518
4.400% due 7/3/2012	50,000	51,226
4.550% due 8/10/2012	70,000	72,082

Federal Home Loan Banks
4.375% due 6/8/2012	20,000	20,434

Financing Corp.
0.000% due 12/6/2011
Series 19 (d)	162,000	161,988
0.000% due 12/27/2011
Series 13 (d)	198,000	197,923
0.000% due 3/7/2012
Series 15 (d)	114,000	113,836
0.000% due 4/6/2012
Series 4 (d)	54,000	53,897
0.000% due 4/6/2012
Series 9 (d)	63,000	62,880
0.000% due 5/2/2012
Series E (d)	165,000	164,613
0.000% due 5/30/2012
Series C (d)	147,000	146,581
0.000% due 5/30/2012
Series 2 (d)	37,000	36,895
0.000% due 5/30/2012
Series 10 (d)	82,000	81,767
0.000% due 6/6/2012
Series 12 (d)	208,000	207,384
0.000% due 6/6/2012
Series 19 (d)	159,000	158,529
0.000% due 6/27/2012
Series 13 (d)	141,000	140,525
0.000% due 8/3/2012
Series D (d)	84,000	83,656
0.000% due 8/3/2012
Series 6 (d)	82,000	81,664
0.000% due 8/3/2012
Series 7 (d)	57,000	56,766
0.000% due 8/3/2012
Series 8 (d)	116,000	115,525

Freddie Mac
0.000% due 2/7/2012 (d)	58,000	57,998

Resolution Funding Corp.
0.000% due 7/15/2012 (d)	103,000	102,674

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2011

	Principal
	Amount	Value
BONDS (continued)

United States Government and
Agency Issues (continued)
Tennessee Valley Authority
0.000% due 4/15/2012 (d)	$420,000	$418,793
0.000% due 5/1/2012 (d)	20,000	19,935
0.000% due 6/15/2012 (d)	15,000	14,935

Total United States Government
and Agency Issues		3,042,243

TOTAL BONDS
(COST $650,114,844)		646,980,730

SHORT-TERM INVESTMENTS - 0.3%

Commercial Paper - 0.3%
Intesa Funding LLC
0.180% due 12/1/2011 (b)	2,117,000	2,117,000

Total Commercial Paper		2,117,000

Variable-Rate Demand Notes - 0.0%
American Family Financial
Services, 0.100% (b)	152,273	152,273

Total Variable-Rate Demand Notes		152,273

TOTAL SHORT-TERM INVESTMENTS
(COST $2,269,273)		2,269,273

TOTAL INVESTMENTS - 99.1%
(COST $652,885,704)		649,840,860

NET OTHER ASSETS AND
LIABILITIES - 0.9%		6,188,769

NET ASSETS - 100.0%		$656,029,629

(a)	Non-income producing security.
(b)	Interest rate shown represents the current coupon rate at November 30, 2011.
(c)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.
(d)	Zero-coupon security.
(e)	Security is exempt from registration under Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)
November 30, 2011

Example

A Fund shareholder may incur two types of costs: (1) transaction costs such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Period*
	06/01/11	11/30/11	06/01/11-11/30/11
Thompson Plumb Growth Fund
Actual	$1,000.00	$887.98	$6.34
Hypothetical (5% return before expenses)	$1,000.00	$1,018.28	$6.78
Thompson Plumb MidCap Fund
Actual	$1,000.00	$867.98	$6.09
Hypothetical (5% return before expenses)	$1,000.00	$1,018.48	$6.58
Thompson Plumb Bond Fund
Actual	$1,000.00	$983.09	$3.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$4.05

*	Expenses are equal to the annualized [net] expense ratio for each Fund (Growth Fund: 1.34%; MidCap Fund: 1.30%; and Bond Fund: 0.80%), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

For more information, please refer to the Funds’ Prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2011 (In thousands, except per share amounts)

	GROWTH	MIDCAP	BOND
	FUND	FUND	FUND
ASSETS
Total investments in securities, at value (Cost $102,211, $16,293 and
$652,886, respectively)	$104,021	$17,641	$649,841
Cash	71	–	–
Due from sale of securities	94	3	–
Receivable from fund shares sold	2	–	4,084
Dividends and interest receivable	221	14	10,017
Prepaid expenses	14	5	47
Total Assets	104,423	17,663	663,989
LIABILITIES
Due on purchase of securities	130	–	6,232
Payable for fund shares redeemed	82	10	1,302
Accrued expenses payable	33	25	56
Due to Advisor	92	8	369
Total Liabilities	337	43	7,959
NET ASSETS	$104,086	$17,620	$656,030
Net Assets consist of:
Capital stock ($.001 par value)	$197,439	$14,800	$650,861
Undistributed net investment income	246	–	6,689
Accumulated net realized gain (loss) on investments and options	(95,409)	1,472	1,525
Net unrealized appreciation (depreciation) on investments	1,810	1,348	(3,045)
Net Assets	$104,086	$17,620	$656,030
Shares of capital stock outstanding (unlimited shares authorized)	3,462	1,580	57,887
Offering and redemption price/Net asset value per share	$30.07	$11.15	$11.33

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended November 30, 2011 (In thousands)

	GROWTH	MIDCAP	BOND
	FUND	FUND	FUND
Investment income
Dividends(1)	$1,853	$197	$–
Interest	3	–	25,627
	1,856	197	25,627
Expenses
Investment advisory fees	1,124	178	3,303
Shareholder servicing costs	152	33	409
Administrative and accounting services fees	120	30	227
Federal & state registration	–	30	111
Professional fees	56	45	89
Custody fees	22	8	72
Directors fees	26	14	64
Other expenses	69	10	288
Total expenses	1,569	348	4,563
Less expenses reimbursed by Advisor	–	(117)	(193)
Net expenses	1,569	231	4,370
Net investment income (loss)	287	(34)	21,257
Net realized gain on:
Investments	20,028	2,142	1,619
Written options	96	–	–
Net unrealized appreciation (depreciation):
Investments	(15,465)	(1,576)	(14,257)
Written options	9	–	–
Net gain (loss) on investments and options	4,668	566	(12,638)
Net increase in net assets resulting from operations	$4,955	$532	$8,619

(1)Net of foreign withholding taxes	$8	$–	$–

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	GROWTH		MIDCAP		BOND
	FUND		FUND		FUND
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,	November 30,
	2011	2010	2011	2010	2011	2010
Operations
Net investment income (loss)	$287	$62	$(34)	$(12)	$21,257	$10,527
Net realized gain on investments and
options	20,124	15,680	2,142	1,025	1,619	2,166
Net unrealized appreciation (depreciation)
on investments and options	(15,456)	(5,341)	(1,576)	1,407	(14,257)	7,583
Net increase in net assets resulting
from operations	4,955	10,401	532	2,420	8,619	20,276
Distributions to Shareholders
Distributions from net investment income	(47)	(243)	–	(4)	(18,237)	(8,114)
Distributions from net realized gains on
securities transactions	–	–	(903)	(56)	(2,180)	(1,011)
Total distributions to shareholders	(47)	(243)	(903)	(60)	(20,417)	(9,125)

Fund Share Transactions (See Note 4)	(26,651)	(28,460)	2,320	3,673	230,354	292,144

Total Increase (Decrease) in Net Assets	(21,743)	(18,302)	1,949	6,033	218,556	303,295

Net Assets
Beginning of period	125,829	144,131	15,671	9,638	437,474	134,179
End of period	$104,086	$125,829	$17,620	$15,671	$656,030	$437,474
Undistributed net investment income
included in net assets at end of period	$246	$–	$–	$–	$6,689	$3,610

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2011

NOTE 1 - ORGANIZATION
Thompson Plumb Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson Plumb Growth Fund (the “Growth Fund”), Thompson Plumb MidCap Fund (the “MidCap Fund”) and Thompson Plumb Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The objectives and strategies of each Fund are described in the Funds’ Prospectus.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Each Fund’s investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq-listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Directors (the “Funds’ Board”). Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities with remaining maturities of 60 days or less are valued at amortized cost basis. Exchange-traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used.

When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Pricing Policies and Procedures adopted by the Funds’ Board, which includes factors such as fundamental analytical data relating to the investment, which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. No securities in any of the Funds were fair valued as of November 30, 2011.

In accordance with generally accepted accounting principles accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2011

Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The determination of what constitutes “observable” requires significant judgment by the Fund. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument. Investments whose values are based on quoted market prices in active markets, and which are therefore classified as level-1 securities, include active listed equities and certain U.S. government obligations.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified as level-2 securities. These include certain U.S. government obligations, most government agency securities, investment-grade corporate bonds, and less liquid listed equities. Level-2 investments include positions that are not traded in active markets.

Investments classified as level-3 securities have significant unobservable inputs, as they trade infrequently or not at all. Level-3 instruments include private-placement and less liquid corporate debt securities. When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Fund in estimating the value of level-3 investments include the original transaction price and recent transactions in the same or similar instruments.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2011:

	Growth Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks	$103,960,399	–	$–	$103,960,399
Short-term securities	–	$60,156	–	60,156
Total Assets	$103,960,399	$60,156	$–	$104,020,555

	MidCap Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks	$17,639,357	–	$–	$17,639,357
Short-term securities	–	$1,480	–	1,480
Total Assets	$17,639,357	$1,480	$–	$17,640,837

	Bond Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks	$590,857	–	$–	$590,857
Bonds	–	$646,980,730	–	646,980,730
Short-term securities	–	2,269,273	–	2,269,273
Total Assets	$590,857	$649,250,003	$–	$649,840,860

There were no significant transfers between level-1 and level-2 securities and the Funds did not invest in any level-3 investments as of and during the fiscal year ended November 30, 2011. It is the Funds’ policy to record transfers at the end of the reporting period. Refer to each Funds’ Schedule of Investments for additional information regarding security types and industry classifications.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2011

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

OPTIONS - Each Fund may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may use options to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to purchase and protect against exposure to interest rate changes. Each Fund may also use options to enhance total return or invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investment. The use of options for hedging purposes involves certain risks and may result in a loss if changes in the value of the option move in a direction different than anticipated, rendering the hedging strategy unsuccessful.

Each Fund may write covered call/put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current fair value of the options written. Premiums received from writing options that expire unexercised are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

DERIVATIVE INSTRUMENTS - The Funds had the following transactions in written covered call and put options during the fiscal year ended November 30, 2011:

	Growth Fund
	Number of
	Contracts	Premiums
Balance at November 30, 2010	1,948	$82,392
Options written	1,852	87,556
Options closed	(150)	(7,553)
Options exercised	(634)	(26,997)
Options expired	(3,016)	(135,398)
Balance at November 30, 2011	–	$–

The effect of derivative instruments on the Statement of Operations for the fiscal year ended November 30, 2011:

		Realized	Change in Unrealized
		Gain	Gain
Derivatives not		on Derivatives	on Derivatives
accounted	Location of Gain On	Recognized in	Recognized in
for as hedging	Derivatives Recognized in	Income	Income
instruments	Income	(In Thousands)	(In Thousands)
Growth Fund
Equity Contracts	Net realized gains on:
Written options/Net Unrealized
appreciation on: Written
	options	$96	$9

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2011

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund and MidCap Fund normally are declared at least annually. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

LINE OF CREDIT - The Funds have established an unsecured line of credit (“LOC”) with U.S. Bank N.A. which expires November 15, 2012 used primarily to finance redemption payments. Each of the individual Fund’s borrowing under the LOC is limited to either 5% of the value of that Fund’s total assets or any explicit borrowing limits imposed by the Funds’ Board, whatever is less. As of November 30, 2011, the limits established by the Funds’ Board are: Growth Fund - $5,000,000, MidCap Fund - $750,000 and Bond Fund - $30,000,000. The LOC was drawn upon during the year; however, as of November 30, 2011, there were no borrowings by the Funds outstanding under the LOC. The following table shows the average balance, average interest rate and interest expense incurred by the Funds on borrowings under the LOC for the fiscal year ended November 30, 2011.

	Average	Average	Interest
Fund	Balance	Interest Rate	Expense
Growth Fund	$270,745	3.250%	$8,921
MidCap Fund	$15,540	3.250%	$512
Bond Fund	$621,030	3.250%	$20,464

GUARANTEES AND INDEMNIFICATIONS - Under the Funds’ organizational documents, each Director, officer, employee or other agent of the Funds (including the Funds’ investment manager) is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2011

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - As of and during the fiscal year ended November 30, 2011, the Funds did not have a liability for unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the fiscal year, the Funds did not incur any interest or penalties. Generally, each of the tax years in the year period ended November 30, 2011 remains subject to examination by taxing authorities. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SUBSEQUENT EVENTS - The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined that such subsequent events do not have an impact on the Funds’ financial statements.

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM” or “Advisor”) is retained by the Funds provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the Growth Fund and MidCap Fund - 1.00% of the first $50 million of average daily net assets and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets and 0.60% of average daily net assets in excess of $50 million.

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Funds through March 31, 2012 so that the annual operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: Growth Fund-1.40%, MidCap Fund-1.30% and Bond Fund-0.80%. For the fiscal year ended November 30, 2011, the Advisor reimbursed expenses incurred by the MidCap Fund and the Bond Fund in the amounts of $117,018 and $193,019, respectively. The Funds are not obligated to reimburse the Advisor for any fees or expenses waived in previous fiscal years.

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of average daily net assets up to $30 million, 0.10% of the next $70 million of average daily net assets and 0.025% of average daily net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM for the fiscal year ended November 30, 2011 in the amounts of $33,996, $31,413 and $100,043 for the Growth Fund, MidCap Fund and Bond Fund, respectively.

The Funds reimburse the Advisor for a portion of amounts paid by the Advisor out of the Advisor’s own resources under various shareholder, account maintenance, networking and other services provided to the Funds by broker-dealers and other intermediaries. The amount reimbursed by the Funds is equal to (1) for those accounts maintained through a shareholder servicing arrangement, an annual rate of no more than 0.10% of the average daily net assets of the omnibus accounts in the Funds for which all broker-dealers and other intermediaries, in the aggregate, are responsible, and (2) for those accounts maintained through a networking arrangement, no more than $6 per year per account in the Funds for which the broker-dealers and other intermediaries are responsible; provided however, in all cases only one of these fees shall be applicable to the assets in an account. This amount has been determined by the Funds’ Board to approximate the transfer agency fees that would otherwise have been payable by the Funds if such broker-dealers and intermediaries did not maintain these accounts. For the fiscal year ended November 30, 2011, the amounts reimbursed by the Funds to the Advisor were $29,368, $1,176 and $241,969 for the Growth Fund, MidCap Fund and Bond Fund, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2011

NOTE 4 - FUND SHARE TRANSACTIONS (in thousands)

Transactions in shares of the Funds were as follows:

	Year Ended		Year Ended
	November 30, 2011		November 30, 2010
	Shares	Dollars	Shares	Dollars
Growth Fund
Shares sold	133	$4,195	214	$6,008
Shares issued in reinvestment of dividends	2	44	9	232
Shares issued in reinvestment of realized gains	–	–	–	–
Shares redeemed	(982)	(30,890)	(1,245)	(34,700)
Net decrease	(847)	$(26,651)	(1,022)	$(28,460)

MidCap Fund
Shares sold	261	$3,089	439	$4,574
Shares issued in reinvestment of dividends	–	–	–	4
Shares issued in reinvestment of realized gains	79	902	6	56
Shares redeemed	(139)	(1,671)	(92)	(961)
Net increase	201	$2,320	353	$3,673

Bond Fund
Shares sold	41,159	$473,454	37,678	$426,672
Shares issued in reinvestment of dividends	1,531	17,428	688	7,767
Shares issued in reinvestment of realized gains	189	2,127	89	982
Shares redeemed	(22,894)	(262,655)	(12,578)	(143,277)
Net increase	19,985	$230,354	25,877	$292,144

NOTE 5 - PURCHASE AND SALE OF SECURITIES

Investment transactions for the fiscal year ended November 30, 2011 were as follows:

	Securities other than U.S.
	Government and Short-term
	Investments		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
Growth Fund	$48,239,024	$74,307,597	$–	$–
MidCap Fund	$9,865,323	$8,464,528	$–	$–
Bond Fund	$345,062,015	$13,100,509	$17,350,070	$10,573,259

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2011

NOTE 6 - INCOME TAX INFORMATION
At November 30, 2011, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

				Net unrealized	Distributable	Distributable
		Unrealized	Unrealized	appreciation	ordinary	long-term
	Federal tax cost	appreciation	depreciation	(depreciation)	income	capital gains
Growth Fund	$103,426,438	$11,859,241	$(11,265,124)	$594,117	$246,130	$–
MidCap Fund	$16,775,531	$2,886,723	$(2,021,417)	$865,306	$163,921	$1,790,194
Bond Fund	$652,885,704	$10,028,620	$(13,073,464)	$(3,044,844)	$6,773,991	$1,439,658

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales and straddles.

The tax components of distributions paid during the fiscal year ended November 30, 2011, capital loss carryforward as of November 30, 2011 and tax basis post-October losses as of November 30, 2011, which are not being recognized for tax purposes until the first day of the following fiscal year are:

	Ordinary	Long-term
	income	capital gains	Net capital loss	Post-October
	distributions	distributions	carryforward*	losses
Growth Fund	$46,532	$–	$94,193,195	$–
MidCap Fund	$313,728	$589,640	$–	$–
Bond Fund	$18,537,863	$1,879,115	$–	$–

* The Growth Fund has capital losses in the amount of $46,437,912 and $47,755,283 which expire on November 30, 2016 and November 30, 2017, respectively.

The tax components of distributions paid during the fiscal year ended November 30, 2010 are:

	Ordinary	Long-term
	income	capital gains
	distributions	distributions
Growth Fund	$243,395	$–
MidCap Fund	$3,505	$56,758
Bond Fund	$8,714,312	$411,245

The following distributions were declared on December 19, 2011, payable to shareholders on December 20, 2011 (Unaudited):

	Ordinary income		Long-term capital gains
	distributions		distributions
	Amount	Per share	Amount	Per share
Growth Fund	$358,796	$0.11	$–	$–
MidCap Fund	$165,439	$0.11	$1,791,599	$1.14
Bond Fund	$8,751,650	$0.15	$1,478,319	$0.03

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2011

NOTE 7 - RESULTS OF SHAREHOLDERS MEETING (Unaudited)
A special meeting of the shareholders of the Funds was held on October 31, 2011. At the meeting, shareholders elected six nominees, four of whom were already serving as directors at the time of the special meeting. Each nominee was elected by a plurality of the votes cast to serve as a director, to hold office until his or her successor is duly elected and qualified. The shares were voted as indicated below.

				% of Total
Director Nominee		Shares Voted	% Voted	Shares Voted
George E. Austin	For	47,594,419.890	96.404%	81.347%
	Withheld	1,775,826.760	3.596%	3.035%
John W. Feldt	For	47,672,347.123	96.561%	81.480%
	Withheld	1,697,899.527	3.439%	2.902%
Patricia Lipton	For	47,701,069.664	96.620%	81.530%
	Withheld	1,669,176.986	3.380%	2.852%
Donald A. Nichols	For	47,570,136.909	96.354%	81.306%
	Withheld	1,800,109.741	3.646%	3.076%
Jason L. Stephens	For	47,898,270.382	97.019%	81.867%
	Withheld	1,471,976.268	2.981%	2.515%
John W. Thompson	For	48,024,366.005	97.274%	82.082%
	Withheld	1,345,880.645	2.726%	2.300%

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2011	2010	2009	2008	2007
GROWTH FUND

Net Asset Value, Beginning of Period	$29.20	$27.04	$19.75	$45.86	$49.95
Income from Investment Operations
Net investment income	0.08	0.01	0.07	0.29	0.36
Net realized and unrealized gains (losses)
on investments and options	0.80	2.20	7.51	(19.59)	(2.49)
Total from Investment Operations	0.88	2.21	7.58	(19.30)	(2.13)
Less Distributions
Distributions from net investment income	(0.01)	(0.05)	(0.29)	(0.41)	(0.34)
Distributions from net realized gains	–	–	–	(6.40)	(1.62)
Total Distributions	(0.01)	(0.05)	(0.29)	(6.81)	(1.96)

Net Asset Value, End of Period	$30.07	$29.20	$27.04	$19.75	$45.86

Total Return	3.02%	8.17%	38.88%	(49.29% )	(4.52% )

Ratios/Supplemental Data
Net assets, end of period (millions)	$104.1	$125.8	$144.1	$133.9	$533.9
Ratios to average net assets:
Ratio of expenses	1.31%	1.36%	1.54%	1.27%	1.13%
Ratio of net investment income	0.24%	0.05%	0.32%	0.56%	0.62%
Portfolio turnover rate	40%	37%	63%	43%	29%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

						March 31, 2008
						(inception)
	Year Ended November 30,					through
						November 30,
	2011		2010		2009	2008
MIDCAP FUND

Net Asset Value, Beginning of Period	$11.36		$9.39		$6.18	$10.00
Income from Investment Operations
Net investment income	–		–		0.01	0.04
Net realized and unrealized gains (losses)
on investments	0.44		2.02		3.25	(3.86)
Total from Investment Operations	0.44		2.02		3.26	(3.82)
Less Distributions
Distributions from net investment income	–		–	(c)	(0.05)	–
Distributions from net realized gains	(0.65)		(0.05)		–	–
Total Distributions	(0.65)		(0.05)		(0.05)	–

Net Asset Value, End of Period	$11.15		$11.36		$9.39	$6.18

Total Return	3.69%		21.71%		53.04%	(38.20%) (a)

Ratios/Supplemental Data
Net assets, end of period (millions)	$17.6		$15.7		$9.6	$2.3
Ratios to average net assets:
Ratio of expenses	1.30%		1.30%		1.30%	1.30%(b)
Ratio of expenses without reimbursement	1.96%		2.34%		4.21%	8.40%(b)
Ratio of net investment income (loss)	(0.19%	)	(0.09%	)	0.12%	0.79%(b)
Ratio of net investment loss
without reimbursement	(0.85%	)	(1.14%	)	(2.79% )	(6.30%)(b)
Portfolio turnover rate	47%		39%		61%	50%(a)

(a)	Calculated on a non-annualized basis.
(b)	Calculated on an annualized basis.
(c)	Less than .005 per share.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2011		2010	2009	2008	2007
BOND FUND

Net Asset Value, Beginning of Period	$11.54		$11.16	$9.24	$10.34	$10.26
Income from Investment Operations
Net investment income	0.42		0.34	0.63	0.62	0.48
Net realized and unrealized gains (losses)
on investments	(0.17	)(a)	0.46 (a)	2.01	(1.17)	0.08
Total from Investment Operations	0.25		0.80	2.64	(0.55)	0.56
Less Distributions
Distributions from net investment income	(0.40)		(0.34)	(0.72)	(0.55)	(0.48)
Distributions from net realized gains	(0.06)		(0.08)	–	–	–
Total Distributions	(0.46)		(0.42)	(0.72)	(0.55)	(0.48)

Net Asset Value, End of Period	$11.33		$11.54	$11.16	$9.24	$10.34

Total Return	2.16%		7.33%	30.05%	(5.63% )	5.64%

Ratios/Supplemental Data
Net assets, end of period (millions)	$656.0		$437.5	$134.2	$44.0	$44.5
Ratios to average net assets:
Ratio of expenses	0.80%		0.80%	0.75%	0.59%	0.59%
Ratio of expenses without reimbursement	0.84%		0.87%	1.20%	1.18%	1.24%
Ratio of net investment income	3.89%		3.52%	6.40%	6.38%	4.92%
Ratio of net investment income
without reimbursement	3.86%		3.44%	5.95%	5.78%	4.26%
Portfolio turnover rate	14%		10%	85%	110%	86%

(a)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.

See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Thompson Plumb Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thompson Plumb Funds, Inc., comprising the Thompson Plumb Growth Fund, the Thompson Plumb MidCap Fund and the Thompson Plumb Bond Fund (the “Funds”) as of November 30, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior the year ended November 30, 2010, were audited by another independent registered public accounting firm, who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Thompson Plumb Funds, Inc. as of November 30, 2011, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Westlake, Ohio
January 19, 2012

DIRECTORS AND OFFICERS (Unaudited)
(Information as of 12/31/11)

	Position(s)		Number of
	Held with		Thompson	Other
	Thompson Plumb		Plumb Funds	Directorships
Name,	Funds, Inc. and	Principal Occupation(s)	Overseen	Held
and Age	Length of Time Served(1)	During Past Five Years	by Director	by Director
Independent Directors:
Donald A. Nichols Birth date: 12/20/40	Chairman since January 2009 Director since 1987	Currently retired Director of the Robert M. La Follette School of Public Affairs at the University of Wisconsin from 2002 to 2006 Professor of Economics at the University of Wisconsin from 1966 to 2006 Chairman, Department of Economics from 1983 to 1986 and from 1988 to 1990 Economic Consultant	3	None

John W. Feldt Birth date: 5/2/42	Director since 1987	Currently retired Senior Vice President of Finance of the University of Wisconsin Foundation from 1984 to 2006 Former Vice President of Finance for the University of Wisconsin Foundation	3	Baird Funds, Inc. (7 funds)

Patricia Lipton Birth date: 12/9/42	Director since 2007	Currently retired Executive Director, State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004 Assistant Executive Director, SWIB from 1982 to 1989 Former Director, State Tax Policy Bureau of the Wisconsin Department of Revenue	3	None

George E. Austin Birth date: 9/15/52	Director since 2011	President of AVA Civic Enterprises Inc. (consulting firm), since January 2011 President of Overture Foundation Inc. (private foundation), since September 1998 Director of the Home Savings Bank since October 1998 Director of Overture Development Corporation (support organization for cultural arts district), since June 2001; President from June 2001 to December 2009	3	None

Interested Directors and Officers:
John W. Thompson(2) Birth date: 7/26/43	Director since 1987 Chairman from 1987 to January 2009 Chief Executive Officer since 2005 President since January 2009	President of Thompson Investment Management, Inc. (“TIM”) since January 2004 President of Thompson Plumb & Associates, Inc. (“TPA”) from June 1984 to December 2003 Treasurer of TPA from October 1993 to December 2003 A Chartered Financial Analyst	3	None

DIRECTORS AND OFFICERS (Unaudited) (Continued)
(Information as of 12/31/11)

	Position(s)		Number of
	Held with		Thompson	Other
	Thompson Plumb		Plumb Funds	Directorships
Name,	Funds, Inc. and	Principal Occupation(s)	Overseen	Held
and Age	Length of Time Served(1)	During Past Five Years	by Director	by Director
Jason L. Stephens(2) Birth date: 10/15/74	Director since 2011 Vice President since March 2009 Secretary from 2005 to 2010 Chief Compliance Officer from 2004 to 2006	Chief Operating Officer of TIM since June 2009 Corporate Secretary of TIM since January 2004 Portfolio Manager of TIM since July 2007 Research Analyst of TIM from January 2004 to June 2007 Chief Compliance Officer of TIM from January 2004 to May 2006 Research Analyst of TPA from June 2003 to December 2003 A Chartered Financial Analyst	3	None

James T. Evans Birth date: 6/6/75	Vice President since March 2009
  Chief Investment Officer of TIM since June 2009
  Portfolio Manager of TIM since June 2008
  Research Analyst of TIM from March 2005 to June 2008
  Managing Director of Nakoma Capital Management, 2000 to 2005
  A Chartered Financial Analyst
			N/A	N/A

Penny M. Hubbard Birth date: 6/2/61	Chief Financial Officer and Treasurer since 2005	Vice President - Administrative Services of TIM since January 2004 Assistant Vice President - Client Services of TPA and various other capacities 1984-2004	N/A	N/A

Nedra S. Pierce Birth date: 10/2/61	Chief Compliance Officer since 2006
  Chief Compliance Officer of TIM since May 2006
  Director of Business Development of TIM since June 2010
  Director of Business Development of TIM from January 2004 to May 2006
  Director of Business Development of TPA from January 1998 to December 2003
			N/A	N/A

Lesley T. Bailey Birth date: 9/30/78	Secretary since 2010	Fund Accounting and Administration at TIM since 2004 Fund Accounting and Administration at TPA from 2001 to 2004	N/A	N/A

The address of each Director and officer as it relates to the Company’s business is 918 Deming Way, Madison WI 53717.

(1) Officers of the Investment Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2) John W. Thompson and Jason L. Stephens are “interested persons” of the Investment Company by virtue of their position with the Investment Company and TIM.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON PLUMB FUNDS

INVESTMENT ADVISOR
Thompson Investment Management, Inc.
918 Deming Way
Madison, Wisconsin 53717

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson Plumb Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonplumb.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the Funds’ first and third quarters of its fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “Act”) requires that the Investment Advisory Agreement (the “Agreement”) for Thompson Plumb Funds, Inc. (the “Funds”) be approved annually by a vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Agreement or “interested persons” of the Funds as that term is defined in the Act (the “Independent Directors”). At its meeting on November 14, 2011, the Board of Directors of the Funds, including all of the Independent Directors, voted unanimously to renew the existing Agreement between the Funds and Thompson Investment Management, Inc. (the “Advisor”) for each of the Growth Fund, the MidCap Fund and the Bond Fund (each of these series of the Funds is sometimes referred to as a “Fund” in this section).

The Board’s approval was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the performance of each of the Funds in comparison to its benchmark index and to a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds and with fees charged by the Advisor to other clients whose assets are managed under similar objectives and strategies; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

In connection with the renewal process, both the Independent Directors as well as the full Board met separately on November 14, 2011, to consider information relevant to the renewal process. The Independent Directors and the full Board are referred to collectively as the “Board” in this section.

To facilitate evaluation of the Agreement, the Board received and reviewed information prepared or compiled by the Advisor as well as an independent analysis of each Fund’s performance, expenses, and profitability prepared by Lipper Inc. (“Lipper”). Information reviewed included a memorandum from Fund counsel discussing the fiduciary duty of Directors under Section 15(c) of the Act; a memorandum from Fund management providing its recommendation for renewal of the Agreement; the Advisor’s analysis of profitability of the Agreement to the Advisor and the profitability of related service contracts with the Advisor; a separate profitability comparison prepared by Lipper; a detailed statistical report from Lipper comparing each Fund’s respective performance and expenses with both a comparison “group” and a comparison “universe” of other funds; information regarding the composition of and fees charged for standardized investment products offered to separately managed account clients of the Advisor; the Advisor’s Form ADV which, among other things, showed fees charged by the Advisor to manage the investments of other clients with objectives and programs similar to the Funds; the Agreement and other service agreements with the Advisor; and background information on the Funds’ portfolio managers and reports from the Funds’ Chief Compliance Officer. In addition, the Board had received and considered detailed information on the Funds’ investment performance and expenses at each of its quarterly meetings during the year as well as in-person reports from the Fund’s portfolio managers and reports from the Funds’ Chief Compliance Officer. Throughout the review and approval process, the Independent Directors were represented by independent legal counsel.

The Board considered the nature, extent, and quality of services provided by the Advisor, including services required to be provided under the Agreement, services required to be provided under other agreements with the Advisor and with affiliates of the Advisor, and additional services provided by the Advisor that were not required under any of those agreements. The Board considered the background and experience of the Funds’ portfolio managers, other advisory personnel, compliance personnel, and other support personnel. It noted that in addition to considering these factors at this meeting, it had also considered many of these factors during the course of its quarterly meetings over the past year. The Board noted that, in addition to investment management and broker-selection services, the Advisor prepares compliance and other materials for each of the Board’s meetings; provides office space, equipment, information technology and administrative services necessary for operation of the Funds; and performs regular compliance and risk analysis functions for the Funds. The Board believed that the nature, extent, and quality of services provided by the Advisor were comparable to those provided by advisors to comparable funds and that such services were adequate for the Funds’ needs.

In reviewing the investment performance of each of the Funds, the Board reviewed the one-, two-, three-, four-, five- and ten-year and life-of-fund performances of the Bond Fund and Growth Fund and the one-, two- and three-year and life-of-fund performances of the MidCap Fund. The MidCap Fund commenced operations on March 31, 2008, so only approximately three years of performance information was available for that Fund.

The Board noted that the performance of the Bond Fund ranked in the top 40 percent of its comparison universe over the one-year period, and in the top 20 percent of its comparison universe for the two-, three-, four-, five- and ten-year periods. Within its Lipper comparison group, the Bond Fund ranked in the top 40 percent for the one- and two-year periods, and in the top 20 percent for the three-, four-, five-, and ten-year periods. The Board further noted that the Bond Fund had outperformed its benchmark index for the one-, three-, five-, and ten-year periods, as well as the life-of-fund period.

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board observed that the Growth Fund had matched the median investment performance of its comparison group for the one-year period, though the investment performance of the Growth Fund during most of the periods being compared lagged the median performance of its comparison group and comparison universe. The Board also observed that the Growth Fund had underperformed its benchmark index for each of the comparison periods. The Board noted that steps taken by the Fund’s portfolio managers over the past three years had brought the security and sector weightings in the Fund more closely in line with the Fund’s benchmark. The Board observed that this effort was continuing to achieve its intended effect of reducing volatility, thereby reducing the risk of substantial underperformance relative to the Fund’s benchmark, and of increasing the likelihood of improving total return, and cited the competitive results over the one-year period as evidence of this improvement. The Board observed that it appeared from the most recent one-year period that the effort was working to improve the Growth Fund’s relative performance.

The performance of the MidCap Fund ranked in the top 20 percent of the Fund’s Lipper comparison group for the three-year period, in the top 40 percent of that group for the two-year period, and in the top 60 percent of that group for the one-year and life-of-fund periods. With relation to the Fund’s Lipper comparison universe, it ranked in the top 20 percent for the three-year and life-of-fund periods, and in the top 60 percent for the one- and two-year periods. The Board further noted that the Fund had outperformed the performance group median for all measured periods. The Board also noted that the MidCap Fund had outperformed its benchmark index for the three-year and life-of-fund periods, though it underperformed that benchmark for the one-year period.

After considering the performances of the Bond Fund, Growth Fund and MidCap Fund, the Board determined that relative to the performances of comparable funds and to each Fund’s benchmark index, the performance of the Bond Fund was exceptional and that the performance of the MidCap Fund and Growth Fund was acceptable.

In reviewing the cost of services provided to the Funds and profits realized by the Advisor from these relationships, the Board compared information relating to the various management fees charged to separately managed accounts of the Advisor that have relatively analogous investment objectives as those of a Fund. Among the information reviewed by the Board was information relating to standardized investment products offered to separately managed account clients of the Advisor. The Board determined that these standardized products in most instances had investment objectives and styles that were sufficiently different from the investment objectives and styles of any of the Funds so as to make the comparison inapt. With respect to those standardized products available to separately managed account clients of the Advisor that the Board determined to be sufficiently similar in investment objective and strategy to a Fund to be relevant for comparative purposes, the Board determined that in light of the significantly different level of services and resources required for the management of these products and the Funds, the management fees charged by the Advisor with respect to each of the Funds were reasonable relative to the management fees charged by the Advisor with respect to the relevant standardized separately managed account product.

The Board noted that the Bond Fund’s management fee, after waiver of a portion thereof by the Advisor, was one of the highest of its Lipper comparison group and comparison universe. The Board also noted, however, that the Fund’s total expense ratio, after a waiver of certain fees by the Advisor, was in the top 40 percent of its Lipper comparison group and the top 60 percent of its Lipper comparison universe, which the Board determined was reasonable.

The information provided by Lipper indicated that the advisory fees and total expense ratio of the Growth Fund were among the highest in the Fund’s Lipper comparison group and its comparison universe. The Board, however, observed that the Fund’s total expense ratio had continued to decrease during the previous year. The Board discussed why the Growth Fund’s advisory fees and total expense ratios, though trending down from the previous year, continued to appear relatively high in comparison to the total expense ratios of its Lipper peer group and its Lipper universe. The Board noted that the non-management expense ratio for the Fund was materially higher than those ratios for many of the funds in the Fund’s comparison group. The Board observed that most of the funds in the Lipper peer expense group were part of very large fund families or complexes which had much greater leverage to negotiate more favorable non-management fees with third-party providers. The Board also considered that unlike some of the funds in the Fund’s comparison group, the Fund does not have a Rule 12b-1 fee, which it believed mitigated to some degree the difference in the total expense ratio for the Growth Fund relative to that ratio for other funds in its comparison group that did charge a Rule 12b-1 fee. After taking into account all of these considerations, the Board determined that the management fee and total expense ratio of the Growth Fund were reasonable.

The Board noted that the MidCap Fund’s management fee, after waiver of a portion thereof by the Advisor, ranked in the top 20 percent of management fees of funds in the MidCap Fund’s Lipper comparison group and comparison universe. The Board considered the reasons why the non-management expense ratio of the Fund continued to be one of the highest in the Fund’s Lipper comparison group and comparison universe. The Board observed that, consistent with its expectations, the non-management expense ratio had declined materially during the previous fiscal year as the MidCap Fund, which commenced operations in March of 2008, had attracted additional assets. Furthermore, the Board expected that this trend toward declining non-management expenses was likely to continue so long as the MidCap Fund continued to grow in assets, and that as a result these non-management expenses were likely to have a decreasing impact on the Fund’s total expenses. The Board observed that the actual total expense ratio of the Fund, despite the Fund’s relatively

ADDITIONAL INFORMATION (Unaudited) (Continued)

high non-management expenses, was lower than the median actual total expense ratio for funds in the Fund’s comparison group and only slightly higher than the median actual total expense ratio for funds in the Fund’s comparison universe, which the Board believed was reasonable.

With regard to profitability, the Board noted that the Advisor’s pre-tax profitability, both before and after accounting for marketing fees borne by the Advisor, ranked below the median for comparable firms, and that the operating margins of the Advisor were reasonable. After reviewing information provided by Lipper and reviewing the Advisor’s own analysis, the Board concluded that the cost of services provided by the Advisor and its affiliates to the Funds and the profits realized with respect thereto were reasonable.

The Board also considered whether economies of scale might be realized as the Funds’ assets increase. It noted that the Agreement provides for a fee breakpoint at $50 million of assets. This breakpoint is equal to ten basis points for the Growth Fund and MidCap Fund and five basis points for the Bond Fund. The Board considered that an increase in assets could provide economies of scale in the Funds’ operations. However, it noted that the level of assets of the Growth Fund presented no opportunity for such economies. The Board noted that assets of the MidCap Fund had grown over the past year but that the Fund continued to lack scale in comparison to other funds having similar investment objectives. The Board noted that the Bond Fund had continued to grow significantly over the past year and that opportunity for economies of scale were becoming more likely. However, the Board concluded that neither the MidCap Fund nor the Bond Fund was likely to realize material economies of scale until its assets grew significantly.

Item 2. Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer. The Registrant’s Code of Ethics (as defined in Item 2(b) of Form N-CSR) and any amendments or waivers thereto are available on the Registrant’s website at www.thompsonplumb.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. John Feldt, a director of the Registrant since 1987, has been determined to be an audit committee financial expert and is “independent” within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Feldt, currently retired, was the Senior Vice President-Finance for the University of Wisconsin Foundation from 1984 through 2006. In such capacity, he oversaw the investment and accounting functions for the Foundation. These duties required Mr. Feldt to supervise the Foundation’s controller and approve the Foundation’s accounting and audit information.

Item 4. Principal Accountant Fees and Services.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit-related, tax and other services and products provided by Cohen Fund Audit Services, Ltd, the Registrant’s principal accountant.

	Fiscal Year Ended November 30,
	2010	2011
Audit Fees(1)	$34,500.00	$34,500.00
Audit-Related Fees(2)	$2,346.00	$0.00
Tax Fees(3)	$9,000.00	$9,000.00
All Other Fees(4)	$0.00	$0.00
TOTAL	$45,846.00	$43,500.00

____________________

(1)	This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above. This amount includes amounts billed by PricewaterhouseCoopers, the Funds’ previous independent registered public accounting firm, with respect to time incurred by it during the successor auditor workpaper review and out-of-pocket expenses relating to its audit for the fiscal year ending November 30, 2009.

(3)	This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. For 2010 and 2011, the tax services provided by the Registrant’s principal accountant specifically related to the preparation of the Registrant’s federal and state income and excise tax returns and a review of the Registrant’s distributions of capital gains and dividend and interest income.

(4)	This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

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Cohen Fund Audit Services, Ltd. did not bill any amounts over the last two fiscal years for services or products provided to Thompson Investment Management, Inc., the Registrant's investment advisor, or any entity controlling, controlled by or under common control with such advisor that provides ongoing services for the Registrant.

     The audit committee of the Registrant’s Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

No services described in paragraphs (b)-(d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Annual Report to shareholders dated as of November 30, 2011 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Securities Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

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Item 11. Controls and Procedures.

(a)	Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)	Change in Internal Controls Over Financial Reporting. There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 19th day of January, 2012.

THOMPSON PLUMB FUNDS, INC.

By:	/s/ John W. Thompson
John W. Thompson, Chief Executive
Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 19th day of January, 2012.

By:	/s/ John W. Thompson
John W. Thompson, Chief Executive
Officer and President (Principal
Executive Officer)

By:	/s/ Penny Hubbard
Penny Hubbard, Chief Financial
Officer (Principal Financial Officer)

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